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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-01540

AIM Funds Group (Invesco Funds Group)
(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000 Houston, Texas 77046
(Address of principal executive offices) (Zip code)

Philip A. Taylor 11 Greenway Plaza, Suite 1000 Houston, Texas 77046
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(713) 626-1919

Date of fiscal year end:	12/31

Date of reporting period:	12/31/13

Item 1. Report to Stockholders.

Annual Report to Shareholders	December 31, 2013
Invesco European Small Company Fund
Nasdaq: A: ESMAX ▪ B: ESMBX ▪ C: ESMCX ▪ Y: ESMYX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Invesco Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside, your Fund’s portfolio managers discuss how they managed your Fund and the factors that affected its performance during the reporting period. I hope you find this report of interest.

    During the year covered by this report, major US and global equity market indexes hit multiyear or all-time highs[1], the result of a strengthening US economy and relatively healthy corporate profits. Also helping equities was a return of individual investors to stocks – due in part to monetary policies that kept interest rates (and yields on fixed income securities) low. At the end of the reporting period, amid widespread signs of an improving economy, the US Federal Reserve announced that it would begin a long-anticipated reduction in its bond-buying program in January 2014; its decision was widely expected and investors reacted positively to the announcement. Despite some mid-summer volatility, overseas equity market indexes in developed and emerging nations generally rose during the year.

    Extended periods of strong market performance such as we saw throughout 2013 can lull some investors into a false sense of security – just as extended periods of volatility or market weakness can discourage some investors from undertaking disciplined, long-term investment plans. That’s why Invesco believes it can often be helpful to work with a skilled and trusted financial adviser; he or she can emphasize the importance of adhering to an investment plan designed to achieve long-term goals like a first home, a college education for a child or a comfortable retirement. A financial adviser who is familiar with your individual financial situation, investment goals and risk tolerance can be an invaluable partner as you work toward your financial goals. He or she can provide insight and perspective when markets are volatile; encouragement and reassurance when times are uncertain; and advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

    Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your individual Invesco account whenever it’s convenient for you; just complete a simple, secure online registration. Use the “Login” box on our home page to get started.

    Using Invesco’s mobile app for iPad® (available free from the App StoreSM) allows you to obtain the same detailed information about your funds and the same investment insights from our investment leaders, market strategists, economists and retirement experts on the go. You also can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com or by visiting the “Intentional Investing Forum” on our home page. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

1 Source: Reuters

iPad is a trademark of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc.

2                Invesco European Small Company Fund

Bruce Crockett

Dear Fellow Shareholders:

Many investors enjoyed positive returns on their investments in 2013. While some sectors of the market struggled, many major equity market indexes in the US and around the globe rose last year. The performance of stocks, fixed income securities and alternative investments – and the performance of mutual funds that invest in them – is determined by many factors, including unforeseeable economic and geopolitical events. Your Board certainly can’t determine how well various asset classes in the market perform, but we work hard throughout the year on issues that affect you and your fellow shareholders and determine how your investments are managed.

    For example, the Invesco Funds Board works to ensure that we provide a lineup of funds that allow financial advisers to build portfolios that meet shareholders’ changing financial needs and goals. Your Board works with Invesco Advisers on a continuing basis to provide financial products that may help investors achieve their varied financial goals. We also carefully monitor how the management teams of all the Invesco funds are performing in light of ever-changing and often unpredictable economic and market conditions. Your Board carefully assesses their performance in a constantly changing and highly competitive marketplace.

    Your Board also conducts an annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This annual review, which is required by the Investment Company Act of 1940, focuses on the nature and quality of the services Invesco provides as adviser to the Invesco Funds and the reasonableness of the fees that it charges for those services. Each year, we spend months reviewing detailed information that we request from Invesco that allows us to evaluate its services and fees. We also use information from many independent sources, including materials provided by the independent Senior Officer of the Invesco Funds, who reports directly to the independent Trustees on the Board. Additionally, we meet with independent legal counsel and review performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field.

    Be assured that your Board will continue working on behalf of fund shareholders, keeping your needs and interests uppermost in our minds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                Invesco European Small Company Fund

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2013, Invesco European Small Company Fund, at net asset value (NAV), delivered double-digit gains, but underperformed its style-specific index, the MSCI Europe Small Cap Index. The Fund’s higher-than-average cash position was the key driver of relative results.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/12 to 12/31/13, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	31.18%
Class B Shares	30.14
Class C Shares	30.20
Class Y Shares	31.44
MSCI EAFE Index‚ (Broad Market Index)	22.78
MSCI Europe Small Cap Index¡ (Style-Specific Index)	39.44
Lipper European Funds Index¡ (Peer Group Index)	30.36

Source(s): ‚Invesco, MSCI via FactSet Research Systems Inc.; ■Lipper Inc.

How we invest

When selecting stocks for your Fund, we use a disciplined investment strategy to identify quality growth companies and is supported by quantitative analysis, portfolio construction and risk management techniques. Our EQV (earnings, quality and valuation) strategy focuses primarily on identifying quality companies that we believe have sustainable, above-average earnings growth, efficient capital allocation and attractive prices.

    While research responsibilities within the portfolio management team are focused by geographic region, we select investments for the Fund using a bottom-up investment approach, which means we construct the Fund primarily on a stock-by-stock basis. We focus on the strengths of individual companies rather than sector or country trends.

    We believe disciplined sell decisions are key to successful investing. We consider selling a stock for one of the following reasons:

■	Its price changes such that we think it has become too expensive.
■	The original investment thesis is no longer valid.
■	A more compelling investment opportunity is identified.

Market conditions and your Fund

While US and global equity markets enjoyed generally strong returns for the year ended December 31, 2013, the US and global economies improved only slowly. Despite a contentious battle over extending the nation’s debt ceiling and a two-week federal government shutdown, the US economy grew throughout 2013; economic data improved notably in the latter part of the year.

    Improving macroeconomic data and reduced political uncertainty buoyed European equity markets during the reporting period. UK equities ended the year strongly, spurred by improving housing and employment data. Continental European equity markets posted strong gains for the year as well; indeed, the eurozone officially exited recession in late summer.

    Elsewhere, Japanese equities rose sharply, based on investors’ hopes that the new government led by Prime Minister Shinzo Abe, along with new leadership at the Bank of Japan, would finally arrest deflation.

    Emerging markets had a difficult year, with slowing world trade and abrupt corrections to their equity, bond and currency markets after the US Federal Reserve indicated mid-year it might reduce its extraordinary bond-buying program in 2014.

    The Fund produced double-digit gains for the year, but lagged the MSCI Europe Small Cap Index. A higher-than-average cash position throughout the reporting period was the key driver of relative results. It is important to note that we do not use cash for top-down tactical asset allocation purposes. Historically when the portfolio’s cash position has been higher than average, it has reflected a lack of good EQV investment opportunities in the marketplace, rather than an overall negative opinion on markets.

    As noted earlier, European markets continued to perform strongly over the year despite negative earnings revisions and limited earnings growth. Investors flocked to the region with flows into European stocks, which rose sharply over the year. The Fund experienced a sharp increase in flows as well; so much so, that we moved the Fund into Limited Offering (the Fund was no longer open to new investors) on October 4, 2013. Flows into the Fund continued despite the Limited Offering, leading Invesco to close the Fund to all investors on December 4, 2013.

    Although our goal is to have generally less than 10% of total net assets in cash, the sharp uptick of inflows combined with a strong rally in the market made it difficult for us to find securities that met our

Portfolio Composition By sector

Industrials	20.8%
Information Technology	12.9
Consumer Discretionary	12.3
Financials	8.3
Consumer Staples	7.1
Health Care	4.8
Energy	4.0
Materials	2.5
Telecommunication Services	1.1
Money Market Funds Plus Other Assets Less Liabilities	26.2

Top 10 Equity Holdings*

1. Aryzta AG	2.4%
2. Linedata Services	2.3
3. Danieli & C. Officine Meccaniche S.p.A.- Savings Shares	2.3
4. DCC PLC	2.1
5. MorphoSys AG	1.7
6. Total Produce PLC	1.4
7. Catlin Group Ltd.	1.3
8. Tessi S.A.	1.2
9. Yazicilar Holding A.S.-Class A	1.1
10. Kuoni Reisen Holding AG	1.1

Top Five Countries*

1. France	16.6%
2. United Kingdom	16.3
3. Germany	7.8
4. Ireland	7.4
5. Norway	6.7

Total Net Assets	$653.5 million

Total Number of Holdings*	104

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

4                Invesco European Small Company Fund

EQV investment criteria. The Fund ended the reporting period with approximately 26% of total net assets in cash. This exposure, in a European market that was up close to 40% over the year, negatively impacted the Fund’s relative results.

    Our strategy will continue to focus on bottom-up analysis of the strengths of individual companies. We believe that strong, quality businesses with strong balance sheets that trade at attractive valuations may do well over the long haul.

    The Fund outperformed its style-specific index by the widest margin in the consumer staples, financials and health care sectors. While stock selection was a key driver of relative results, a meaningful underweight in the financials sector contributed to relative performance as well. In broad geographic terms, the Fund benefited most significantly from strong outperformance in Germany, Ireland, Greece, Switzerland and the Netherlands. Leading stock-specific contributors included MorphoSys and Aryzta.

    MorphoSys is a German biotechnology company with a proprietary technology to develop human antibodies for specific diseases. Morphosys has a diversified portfolio of clinical compounds. The company signed two out-licensing deals (with GlaxoSmithKline and Celgene, which are not Fund holdings) for its proprietary compounds, providing outside validation for its technology as well as upfront cash and future royalty payments. Aryzta, a Switzerland-based global food company and par-baking leader, executed well over the year, and enjoyed robust revenue growth and margin expansion.

    The Fund’s positioning is driven by our stock selection process as opposed to top-down allocation decisions. In terms of year-end sector positioning, the Fund’s largest absolute and overweight positions were in the industrials, information technology and consumer discretionary sectors. The Fund’s largest underweight positions were in the financials, materials, utilities and health care sectors.

    Geographically, France, the UK and Germany accounted for approximately 41% of the Fund’s investments, with the remainder consisting of diverse exposure to smaller companies from over a dozen other countries.

    We primarily focus on companies that have well-capitalized balance sheets with limited-to-no debt. Strong balance sheets give companies flexibility, which is always valuable, particularly in today’s uncertain environment. As always, we have continued to emphasize strong cash flow generation and attractive valuations.

    With market volatility likely to continue for some time, our focus remains on ensuring that our portfolio is comprised of high-quality, reasonably valued companies capable of sustained earnings growth. We believe that this balanced EQV-focused approach may help deliver attractive returns over the long term.

    We thank you for your continued investment in Invesco European Small Company Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Jason Holzer Chartered Financial Analyst, portfolio manager, is lead manager of Invesco European Small
Company Fund. He joined Invesco in 1996. Mr. Holzer earned a BA in quantitative economics and an MS in engineering economic systems from Stanford University.

Borge Endresen Chartered Financial Analyst, portfolio manager, is manager of Invesco European Small Company Fund.
He joined Invesco in 1999. Mr. Endresen earned a BS in finance from the University of Oregon and an MBA from The University of Texas at Austin.

5                Invesco European Small Company Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/03

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.

■	Small- and mid-capitalization risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

About indexes used in this report

■	The MSCI EAFE® Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
■	The MSCI Europe Small Cap Index is an unmanaged index considered representative of small-cap European stocks. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
■	The Lipper European Funds Index is an unmanaged index considered representative of European funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The Fund closed to all investors effective the open of business on December 4, 2013.
■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6                Invesco European Small Company Fund

Average Annual Total Returns
As of 12/31/13, including maximum applicable sales charges

Class A Shares
Inception (8/31/00)	12.30%
10 Years	14.49
5 Years	21.21
1 Year	23.99

Class B Shares
Inception (8/31/00)	12.30%
10 Years	14.46
5 Years	21.47
1 Year	25.14

Class C Shares
Inception (8/31/00)	11.98%
10 Years	14.29
5 Years	21.69
1 Year	29.20

Class Y Shares
10 Years	15.29%
5 Years	22.90
1 Year	31.44

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 1.70%, 2.45%, 2.45% and 1.45%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Had the adviser not waived fees and/ or reimbursed expenses in the past, performance would have been lower.

7                Invesco European Small Company Fund

Invesco European Small Company Fund’s investment objective is long-term growth of capital.

■	Unless otherwise stated, information presented in this report is as of December 31, 2013, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Depositary receipts risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

■	Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.
■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	Geographic focus risk. From time to time the Fund may invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. If the Fund focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging markets countries.

■	Growth investing risk. Growth stocks tend to be more expensive relative to their earnings or assets compared with other types of stock. As a result they tend to be more sensitive to changes in their earnings and can be more volatile.
■	Investing in the European Union risk. Many countries in the European Union are susceptible to high economic risks associated with high levels of debt, notably due to investments in sovereign debts of European countries such as Greece, Italy and Spain. One or more member states might exit the European Union, placing its currency and banking system in jeopardy. The European Union faces major issues involving its membership, structure, procedures and policies, including the adoption, abandonment or adjustment of the new constitutional treaty, the European Union’s enlargement to the south and east, and resolution of the European Union’s problematic fiscal and democratic accountability. Efforts of the member states to further unify their economic and monetary policies may increase the potential for the downward movement of one member state’s market to cause a similar effect on other member states’ markets. European countries that are part of the European Economic and Monetary Union may be significantly affected by the tight fiscal and monetary controls that the union seeks to impose on its members.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Preferred securities risk. There are special risks associated with investing in preferred securities. Preferred securities continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols
Class A Shares	ESMAX
Class B Shares	ESMBX
Class C Shares	ESMCX
Class Y Shares	ESMYX

8                 Invesco European Small Company Fund

Schedule of Investments

December 31, 2013

	Shares	Value
Common Stocks & Other Equity Interests–73.76%
Austria–0.76%
Semperit AG Holding	99,881	$4,966,376

Belgium–2.46%
Ion Beam Applications(a)	302,500	3,246,200
Kinepolis Group N.V.	32,077	5,086,565
S.A. D’Ieteren N.V.	48,342	2,407,623
Van de Velde N.V.	105,906	5,310,548
		16,050,936

Finland–0.35%
Saga Furs Oyj	52,108	2,319,763

France–16.62%
Akka Technologies S.A.	108,000	3,472,464
Assystem	190,000	5,259,408
Boiron S.A.	74,500	5,254,793
Caisse Regionale de Credit Agricole Mutuel Brie Picardie	57,376	2,060,279
Constuctions Industrielles de la Mediterranee S.A.	34,200	4,307,644
Credit Agricole Ile de France	55,078	5,735,509
Credit Agricole Nord de France CCI	312,270	6,775,124
Credit Agricole Sud Rhone Alpes	15,266	3,133,642
GEA	27,800	2,964,544
Gerard Perrier Industrie S.A.	81,800	6,262,875
Linedata Services(b)	486,700	15,226,746
Maisons France Confort	112,990	4,456,799
Manutan International	93,000	5,866,586
Metropole Television S.A.	212,460	4,876,687
Neurones	168,000	2,915,945
Parrot S.A.(a)	116,880	3,183,909
Sopra Group S.A.	40,191	4,064,166
Tessi S.A.	63,053	7,852,458
Total Gabon	8,432	5,408,111
Trigano S.A.(a)	184,988	4,033,928
Vicat S.A.	73,600	5,473,879
		108,585,496

Germany–7.80%
Amadeus Fire AG	41,000	3,085,465
CANCOM S.E.	144,170	6,109,152
CENIT AG	366,353	5,245,462
CTS Eventim AG	48,000	2,430,874
Kontron AG	532,033	3,816,249
MorphoSys AG(a)	142,284	10,952,668
Nemetschek AG	66,775	4,655,344
Nexus AG	366,831	5,526,313
SMT Scharf AG	89,110	2,395,556
Softing AG	103,986	2,065,805
Takkt AG	253,690	4,708,370
		50,991,258

	Shares	Value
Greece–0.36%
Autohellas S.A.	53,607	$565,682
Karelia Tobacco Co. Inc. S.A.	7,255	1,797,156
		2,362,838

Ireland–7.35%
Abbey PLC	120,200	1,643,789
CPL Resources PLC	582,792	5,834,974
DCC PLC	273,004	13,422,689
Fyffes PLC	4,410,483	5,097,072
IFG Group PLC	1,096,500	2,653,565
Origin Enterprises PLC	672,112	6,472,842
Total Produce PLC	8,216,323	9,269,294
UDG Healthcare PLC	680,211	3,649,631
		48,043,856

Israel–1.41%
Hilan Ltd.	517,409	4,079,869
Vizrt Ltd.	1,221,772	5,137,051
		9,216,920

Italy–3.43%
Danieli & C. Officine Meccaniche S.p.A.–Savings Shares	670,332	15,044,083
EI Towers S.p.A.	78,576	3,624,790
SAES Getters S.p.A.–Savings Shares	314,370	2,880,518
Vianini Lavori S.p.A.	121,570	864,714
		22,414,105

Netherlands–0.24%
Sligro Food Group N.V.	39,685	1,540,227

Norway–6.72%
Bonheur ASA	283,997	6,050,546
Borregaard ASA	640,729	3,196,227
Ekornes ASA	340,214	4,613,936
Ganger Rolf ASA	320,785	6,743,848
Kongsberg Gruppen ASA	256,721	5,397,033
Prosafe S.E.	868,332	6,700,623
Telio Holding ASA(a)	629,078	4,397,986
TGS Nopec Geophysical Co. ASA	48,636	1,295,567
Wilh. Wilhelmsen Holdings ASA–Class A	165,853	5,536,813
		43,932,579

Spain–2.74%
Baron de Ley, S.A.(a)	55,000	4,464,471
Construcciones y Auxiliar de Ferrocarriles S.A.	9,251	4,899,347
Duro Felguera, S.A.	766,300	5,171,209
Miquel y Costas & Miquel, S.A.	80,045	3,358,840
		17,893,867

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco European Small Company Fund

	Shares	Value
Switzerland–5.81%
APG SGA S.A.	13,400	$3,740,164
Aryzta AG	203,693	15,657,598
Carlo Gavazzi Holding AG	11,425	2,689,441
Kardex AG	146,348	6,439,288
Kuoni Reisen Holding AG	15,190	6,882,237
Tecan Group AG	21,601	2,554,540
		37,963,268

Turkey–1.42%
Koza Anadolu Metal Madencilik Isletmeleri A.S.(a)	2,036,490	2,302,590
Yazicilar Holding A.S.–Class A	799,937	6,976,844
		9,279,434

United Kingdom–16.29%
4imprint Group PLC	185,874	2,057,692
Alternative Networks PLC	439,580	3,055,547
Amlin PLC	783,293	5,974,509
Balfour Beatty PLC	945,000	4,500,158
Catlin Group Ltd.	881,081	8,502,664
Chemring Group PLC	863,426	3,202,827
Chime Communications PLC	724,538	4,043,444
City of London Investment Group PLC	900,000	3,535,974
Clarkson PLC	124,788	4,135,045
Diploma PLC	222,327	2,485,171
Fairpoint Group PLC	1,852,500	4,034,078
Halma PLC	470,966	4,711,442
Hargreaves Services PLC	339,000	4,730,384
Hill & Smith Holdings PLC	214,043	1,827,217

	Shares	Value
United Kingdom–(continued)
Hilton Food Group PLC	286,450	$2,021,965
Homeserve PLC	314,007	1,431,548
IG Group Holdings PLC	415,451	4,249,857
Informa PLC	524,368	4,980,007
Kier Group PLC	95,141	2,891,107
Lancashire Holdings Ltd.	369,300	4,959,758
Mears Group PLC	448,962	3,531,535
Micro Focus International PLC	251,162	3,194,298
Morgan Sindall Group PLC	182,032	2,275,910
Tribal Group PLC	1,145,117	3,228,474
Tullett Prebon PLC	1,054,902	6,577,145
UBM PLC	371,000	4,030,307
Ultra Electronics Holdings PLC	92,522	2,964,378
Veripos Inc.	542,791	3,338,297
		106,470,738
Total Common Stocks & Other Equity Interests (Cost $387,179,065)		482,031,661

Money Market Funds–26.45%
Liquid Assets Portfolio– Institutional Class(c)	86,428,907	86,428,907
Premier Portfolio– Institutional Class(c)	86,428,906	86,428,906
Total Money Market Funds (Cost $172,857,813)		172,857,813
TOTAL INVESTMENTS–100.21% (Cost $560,036,878)		654,889,474
OTHER ASSETS LESS LIABILITIES–(0.21)%		(1,391,666)
NET ASSETS–100.00%		$653,497,808

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Affiliated company during the period. The Investment Company Act of 1940 defines affiliates as those issuances in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The value of this security as of December 31, 2013 represented 2.33% of the Fund’s Net Assets. See Note 4.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco European Small Company Fund

Statement of Assets and Liabilities

December 31, 2013

Assets:
Investments, at value (Cost $373,959,477)	$466,804,915
Investments in affiliates, at value (Cost $186,077,401)	188,084,559
Total investments, at value (Cost $560,036,878)	654,889,474
Foreign currencies, at value (Cost $132,059)	126,488
Receivable for:
Investments sold	236,043
Fund shares sold	471
Dividends	399,533
Investment for trustee deferred compensation and retirement plans	77,248
Other assets	48,616
Total assets	655,777,873

Liabilities:
Payable for:
Investments purchased	960,147
Fund shares reacquired	873,112
Accrued fees to affiliates	253,602
Accrued trustees’ and officers’ fees and benefits	818
Accrued other operating expenses	105,425
Trustee deferred compensation and retirement plans	86,961
Total liabilities	2,280,065
Net assets applicable to shares outstanding	$653,497,808

Net assets consist of:
Shares of beneficial interest	$558,697,554
Undistributed net investment income	(590,748)
Undistributed net realized gain	534,257
Net unrealized appreciation	94,856,745
$653,497,808

Net Assets:
Class A	$308,622,107
Class B	$5,298,792
Class C	$51,378,826
Class Y	$288,198,083

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	20,782,640
Class B	377,175
Class C	3,652,288
Class Y	19,335,871
Class A:
Net asset value per share	$14.85
Maximum offering price per share
(Net asset value of $14.85 ÷ 94.50%)	$15.71
Class B:
Net asset value and offering price per share	$14.05
Class C:
Net asset value and offering price per share	$14.07
Class Y:
Net asset value and offering price per share	$14.90

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco European Small Company Fund

Statement of Operations

For the year ended December 31, 2013

Investment income:
Dividends (net of foreign withholding taxes of $648,813)	$7,303,154
Dividends from affiliates	55,078
Total investment income	7,358,232

Expenses:
Advisory fees	2,928,869
Administrative services fees	87,447
Custodian fees	193,729
Distribution fees:
Class A	435,340
Class B	55,994
Class C	284,235
Transfer agent fees	444,865
Trustees’ and officers’ fees and benefits	34,092
Other	210,433
Total expenses	4,675,004
Less: Fees waived and expense offset arrangement(s)	(75,151)
Net expenses	4,599,853
Net investment income	2,758,379

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities	8,371,727
Foreign currencies	120,228
8,491,955
Change in net unrealized appreciation (depreciation) of:
Investment securities	69,067,541
Foreign currencies	(241)
69,067,300
Net realized and unrealized gain	77,559,255
Net increase in net assets resulting from operations	$80,317,634

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco European Small Company Fund

Statement of Changes in Net Assets

For the years ended December 31, 2013 and 2012

	2013	2012
Operations:
Net investment income	$2,758,379	$1,735,892
Net realized gain	8,491,955	7,026,688
Change in net unrealized appreciation	69,067,300	23,265,035
Net increase in net assets resulting from operations	80,317,634	32,027,615

Distributions to shareholders from net investment income:
Class A	(1,401,176)	(1,101,980)
Class B	(2,715)	(42,010)
Class C	(25,995)	(85,920)
Class Y	(1,672,334)	(372,285)
Total distributions from net investment income	(3,102,220)	(1,602,195)

Distributions to shareholders from net realized gains:
Class A	(4,965,535)	(3,593,846)
Class B	(89,950)	(306,343)
Class C	(861,086)	(626,535)
Class Y	(4,595,065)	(1,029,728)
Total distributions from net realized gains	(10,511,636)	(5,556,452)

Share transactions–net:
Class A	177,723,935	3,301,699
Class B	(2,810,850)	(3,123,719)
Class C	29,861,691	(404,566)
Class Y	240,319,372	10,430,342
Net increase in net assets resulting from share transactions	445,094,148	10,203,756
Net increase in net assets	511,797,926	35,072,724

Net assets:
Beginning of year	141,699,882	106,627,158
End of year (includes undistributed net investment income of $(590,748) and $(367,249), respectively)	$653,497,808	$141,699,882

Notes to Financial Statements

December 31, 2013

NOTE 1—Significant Accounting Policies

Invesco European Small Company Fund (the “Fund”) is a series portfolio of AIM Funds Group (Invesco Funds Group) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of four separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

On October 4, 2013, the Fund was moved into Limited Offering. As of the close of business on December 4, 2013, the Fund has closed public sales to all investors.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices

13                         Invesco European Small Company Fund

furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

14                         Invesco European Small Company Fund

E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

J.	Forward Foreign Currency Contracts — The Fund may enter into forward foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.935%
Next $250 million	0.91%
Next $500 million	0.885%
Next $1.5 billion	0.86%
Next $2.5 billion	0.835%
Next $2.5 billion	0.81%
Next $2.5 billion	0.785%
Over $10 billion	0.76%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the

15                         Invesco European Small Company Fund

Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2014, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C and Class Y shares to 2.25%, 3.00%, 3.00% and 2.00%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2014. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this limitation.

Further, the Adviser has contractually agreed, through at least April 30, 2015, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2013, the Adviser waived advisory fees of $74,263.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2013, the expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C and Class Y shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of each class of Class B and Class C shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended December 31, 2013, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2013, IDI advised the Fund that IDI retained $164,533 in front-end sales commissions from the sale of Class A shares and $26, $5,682 and $5,321 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2013. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

16                         Invesco European Small Company Fund

During the year ended December 31, 2013, there were transfers from Level 1 to Level 2 of $31,784,929 and from Level 2 to Level 1 of $125,857,453, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Austria	$—	$4,966,376	$—	$4,966,376
Belgium	5,653,823	10,397,113	—	16,050,936
Finland	—	2,319,763	—	2,319,763
France	78,789,495	29,796,001	—	108,585,496
Germany	21,170,265	29,820,993	—	50,991,258
Greece	2,362,838	—	—	2,362,838
Ireland	42,208,882	5,834,974	—	48,043,856
Israel	9,216,920	—	—	9,216,920
Italy	3,745,232	18,668,873	—	22,414,105
Netherlands	1,540,227	—	—	1,540,227
Norway	27,853,426	16,079,153	—	43,932,579
Spain	7,823,311	10,070,556	—	17,893,867
Switzerland	8,984,145	28,979,123	—	37,963,268
Turkey	6,976,844	2,302,590	—	9,279,434
United Kingdom	70,837,346	35,633,392	—	106,470,738
United States	172,857,813	—	—	172,857,813
Total Investments	$460,020,567	$194,868,907	$—	$654,889,474

NOTE 4—Investments in Other Affiliates

The 1940 Act defines affiliates as those issuances in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The following is a summary of the investments in other affiliates for the year ended December 31, 2013.

	Value 12/31/12	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value 12/31/13	Interest/ Dividend Income
Linedata Services	$—	$13,219,588	$—	$2,007,158	$—	$15,226,746	$16,927

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2013, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $888.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

17                         Invesco European Small Company Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2013 and 2012:

	2013	2012
Ordinary income	$3,335,812	$1,602,195
Long-term capital gain	10,278,044	5,556,452
Total distributions	$13,613,856	$7,158,647

Tax Components of Net Assets at Period-End:

2013
Undistributed ordinary income	$23,195
Undistributed long-term gain	682,004
Net unrealized appreciation — investments	94,170,347
Net unrealized appreciation — other investments	4,149
Temporary book/tax differences	(79,441)
Shares of beneficial interest	558,697,554
Total net assets	$653,497,808

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales and passive foreign investment companies.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in 8 tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2013.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2013 was $303,815,412 and $21,826,606, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$100,759,446
Aggregate unrealized (depreciation) of investment securities	(6,589,099)
Net unrealized appreciation of investment securities	$94,170,347

Cost of investments for tax purposes is $560,719,127.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, on December 31, 2013, undistributed net investment income was increased by $120,342, undistributed net realized gain was decreased by $117,416 and shares of beneficial interest was decreased by $2,926. This reclassification had no effect on the net assets of the Fund.

18                         Invesco European Small Company Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended December 31,
	2013(a)		2012
	Shares	Amount	Shares	Amount
Sold:
Class A	16,278,047	$224,911,234	1,871,577	$20,270,824
Class B	46,513	582,192	27,825	286,596
Class C	2,574,241	33,591,569	231,609	2,423,090
Class Y	20,103,040	283,458,412	939,806	10,604,703

Issued as reinvestment of dividends:
Class A	437,330	6,323,790	416,929	4,623,659
Class B	6,444	88,157	32,080	338,442
Class C	64,276	880,574	65,807	694,924
Class Y	395,302	5,735,830	125,745	1,398,284

Automatic conversion of Class B shares to Class A shares:
Class A	193,685	2,421,977	177,683	1,903,610
Class B	(204,428)	(2,421,977)	(187,119)	(1,903,610)

Reacquired:
Class A	(4,081,519)	(55,933,066)	(2,209,577)	(23,496,394)
Class B	(84,690)	(1,059,222)	(180,802)	(1,845,147)
Class C	(367,816)	(4,610,452)	(349,838)	(3,522,580)
Class Y	(3,559,959)	(48,874,870)	(148,624)	(1,572,645)
Net increase in share activity	31,800,466	$445,094,148	813,101	$10,203,756

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 57% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

19                         Invesco European Small Company Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period(b)	Total return(c)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(d)
Class A
Year ended 12/31/13	$11.56	$0.12	$3.48	$3.60	$(0.07)	$(0.24)	$(0.31)	$14.85	31.18%	$308,622	1.46	%(e)	1.49	%(e)	0.88	%(e)	9%
Year ended 12/31/12	9.33	0.17	2.70	2.87	(0.15)	(0.49)	(0.64)	11.56	31.04	91,980	1.69		1.70		1.57		18
Year ended 12/31/11	11.51	0.18	(1.57)	(1.39)	(0.46)	(0.33)	(0.79)	9.33	(12.24)	71,829	1.66		1.67		1.59		20
Year ended 12/31/10	9.88	0.15	1.68	1.83	(0.20)	—	(0.20)	11.51	18.55	100,142	1.70		1.71		1.42		21
Year ended 12/31/09	6.52	0.14	3.43	3.57	(0.21)	—	(0.21)	9.88	55.07	109,963	1.80		1.81		1.68		43
Class B
Year ended 12/31/13	10.99	0.02	3.29	3.31	(0.01)	(0.24)	(0.25)	14.05	30.14	5,299	2.21	(e)	2.24	(e)	0.13	(e)	9
Year ended 12/31/12	8.89	0.08	2.58	2.66	(0.07)	(0.49)	(0.56)	10.99	30.14	6,738	2.44		2.45		0.82		18
Year ended 12/31/11	10.85	0.09	(1.48)	(1.39)	(0.24)	(0.33)	(0.57)	8.89	(12.94)	8,191	2.41		2.42		0.84		20
Year ended 12/31/10	9.35	0.07	1.59	1.66	(0.16)	—	(0.16)	10.85	17.76	13,621	2.45		2.46		0.67		21
Year ended 12/31/09	6.18	0.07	3.23	3.30	(0.13)	—	(0.13)	9.35	53.73	16,178	2.55		2.56		0.93		43
Class C
Year ended 12/31/13	11.00	0.02	3.30	3.32	(0.01)	(0.24)	(0.25)	14.07	30.20	51,379	2.21	(e)	2.24	(e)	0.13	(e)	9
Year ended 12/31/12	8.90	0.08	2.58	2.66	(0.07)	(0.49)	(0.56)	11.00	30.11	15,198	2.44		2.45		0.82		18
Year ended 12/31/11	10.86	0.09	(1.48)	(1.39)	(0.24)	(0.33)	(0.57)	8.90	(12.93)	12,765	2.41		2.42		0.84		20
Year ended 12/31/10	9.36	0.07	1.59	1.66	(0.16)	—	(0.16)	10.86	17.74	18,801	2.45		2.46		0.67		21
Year ended 12/31/09	6.18	0.07	3.24	3.31	(0.13)	—	(0.13)	9.36	53.89	20,556	2.55		2.56		0.93		43
Class Y
Year ended 12/31/13	11.59	0.16	3.48	3.64	(0.09)	(0.24)	(0.33)	14.90	31.44	288,198	1.21	(e)	1.24	(e)	1.13	(e)	9
Year ended 12/31/12	9.35	0.20	2.71	2.91	(0.18)	(0.49)	(0.67)	11.59	31.38	27,785	1.44		1.45		1.82		18
Year ended 12/31/11	11.54	0.21	(1.57)	(1.36)	(0.50)	(0.33)	(0.83)	9.35	(12.01)	13,842	1.41		1.42		1.84		20
Year ended 12/31/10	9.90	0.17	1.69	1.86	(0.22)	—	(0.22)	11.54	18.89	16,609	1.45		1.46		1.67		21
Year ended 12/31/09	6.53	0.16	3.44	3.60	(0.23)	—	(0.23)	9.90	55.19	12,514	1.55		1.56		1.93		43

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share for the fiscal years ended prior to December 31, 2012.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $174,136, $5,599, $28,424, and $106,827 for Class A, Class B, Class C and Class Y shares, respectively.

20                         Invesco European Small Company Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Funds Group (Invesco Funds Group)

and Shareholders of Invesco European Small Company Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco European Small Company Fund (one of the funds constituting AIM Funds Group (Invesco Funds Group), hereafter referred to as the “Fund”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 26, 2014

Houston, Texas

21                         Invesco European Small Company Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2013 through December 31, 2013.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (07/01/13)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/13)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/13)	Expenses Paid During Period[2]
A	$1,000.00	$1,200.70	$7.96	$1,017.97	$7.30	1.44%
B	1,000.00	1,195.90	12.09	1,014.19	11.09	2.19
C	1,000.00	1,196.50	12.10	1,014.19	11.09	2.19
Y	1,000.00	1,201.40	6.58	1,019.23	6.03	1.19

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2013 through December 31, 2013, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

22                         Invesco European Small Company Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2013:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$10,278,044
Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

23                         Invesco European Small Company Fund

Trustees and Officers

The address of each trustee and officer is AIM Funds Group (Invesco Funds Group) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			123	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			123	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	136	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy
[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex because he and his firm currently provide legal services as legal counsel to such Funds.

T-1                         Invesco European Small Company Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1987	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	123	ACE Limited (insurance company); Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	136	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	123	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	123	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			123	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			123	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	123	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	123	None
Larry Soll — 1942 Trustee	2003	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	123	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	136	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	123	None

T-2                         Invesco European Small Company Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	1992

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

T-3                         Invesco European Small Company Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, Invesco Funds (Chicago), and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco European Small Company Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy

You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.

    Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.

    Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines.The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-01540 and 002-27334 ESC-AR-1 Invesco Distributors, Inc.

Annual Report to Shareholders	December 31, 2013
Invesco Global Core Equity Fund
Nasdaq: A: AWSAX ■ B: AWSBX ■ C: AWSCX ■ R: AWSRX ■ Y: AWSYX ■ R5: AWSIX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Invesco Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside, your Fund’s portfolio managers discuss how they managed your Fund and the factors that affected its performance during the reporting period. I hope you find this report of interest.

    During the year covered by this report, major US and global equity market indexes hit multiyear or all-time highs[1], the result of a strengthening US economy and relatively healthy corporate profits. Also helping equities was a return of individual investors to stocks – due in part to monetary policies that kept interest rates (and yields on fixed income securities) low. At the end of the reporting period, amid widespread signs of an improving economy, the US Federal Reserve announced that it would begin a long-anticipated reduction in its bond-buying program in January 2014; its decision was widely expected and investors reacted positively to the announcement. Despite some mid-summer volatility, overseas equity market indexes in developed and emerging nations generally rose during the year.

    Extended periods of strong market performance such as we saw throughout 2013 can lull some investors into a false sense of security – just as extended periods of volatility or market weakness can discourage some investors from undertaking disciplined, long-term investment plans. That’s why Invesco believes it can often be helpful to work with a skilled and trusted financial adviser; he or she can emphasize the importance of adhering to an investment plan designed to achieve long-term goals like a first home, a college education for a child or a comfortable retirement. A financial adviser who is familiar with your individual financial situation, investment goals and risk tolerance can be an invaluable partner as you work toward your financial goals. He or she can provide insight and perspective when markets are volatile; encouragement and reassurance when times are uncertain; and advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

    Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your individual Invesco account whenever it’s convenient for you; just complete a simple, secure online registration. Use the “Login” box on our home page to get started.

    Using Invesco’s mobile app for iPad® (available free from the App StoreSM) allows you to obtain the same detailed information about your funds and the same investment insights from our investment leaders, market strategists, economists and retirement experts on the go. You also can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com or by visiting the “Intentional Investing Forum” on our home page. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

1 Source: Reuters

iPad is a trademark of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc.

2                 Invesco Global Core Equity Fund

Bruce Crockett

Dear Fellow Shareholders:

Many investors enjoyed positive returns on their investments in 2013. While some sectors of the market struggled, many major equity market indexes in the US and around the globe rose last year. The performance of stocks, fixed income securities and alternative investments – and the performance of mutual funds that invest in them – is determined by many factors, including unforeseeable economic and geopolitical events. Your Board certainly can’t determine how well various asset classes in the market perform, but we work hard throughout the year on issues that affect you and your fellow shareholders and determine how your investments are managed.

    For example, the Invesco Funds Board works to ensure that we provide a lineup of funds that allow financial advisers to build portfolios that meet shareholders’ changing financial needs and goals. Your Board works with Invesco Advisers on a continuing basis to provide financial products that may help investors achieve their varied financial goals. We also carefully monitor how the management teams of all the Invesco funds are performing in light of ever-changing and often unpredictable economic and market conditions. Your Board carefully assesses their performance in a constantly changing and highly competitive marketplace.

    Your Board also conducts an annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This annual review, which is required by the Investment Company Act of 1940, focuses on the nature and quality of the services Invesco provides as adviser to the Invesco Funds and the reasonableness of the fees that it charges for those services. Each year, we spend months reviewing detailed information that we request from Invesco that allows us to evaluate its services and fees. We also use information from many independent sources, including materials provided by the independent Senior Officer of the Invesco Funds, who reports directly to the independent Trustees on the Board. Additionally, we meet with independent legal counsel and review performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field.

    Be assured that your Board will continue working on behalf of fund shareholders, keeping your needs and interests uppermost in our minds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                 Invesco Global Core Equity Fund

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2013, Invesco Global Core Equity Fund underperformed its broad market/style-specific benchmark, the MSCI World Index, and its peer group index, the Lipper Global Large-Cap Core Funds Index. Stock selection during the volatile year hindered Fund performance. Stock selection within the consumer staples, energy and information technology (IT) sectors contributed to Fund performance, while holdings in the consumer discretionary, financials, health care, industrials, materials and telecommunication services sectors detracted during the reporting period.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/12 to 12/31/13, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	22.28%
Class B Shares	21.63
Class C Shares	21.32
Class R Shares	21.89
Class Y Shares	22.51
Class R5 Shares	22.60
MSCI World Index‚ (Broad Market/Style-Specific Index)	26.68
Lipper Global Large-Cap Core Funds Index■ (Peer Group Index)	25.73

Source	(s): ‚Invesco, MSCI via FactSet Research Systems Inc.; ■Lipper Inc.

How we invest

The Fund invests primarily in stocks of mid- and large-cap global companies with a record of stable earnings and strong balance sheets that offer attractive valuations relative to the broad market and peers. We take a bottom-up, research driven approach. We begin with a universe of global equity securities with greater than $1 billion in market capitalization and up to 10 years of financial statement information from both developed and emerging markets. We make adjustments to each company’s financial history for inflation rates and select accounting conventions to create a comparable basis for analysis. We then rank the universe using a proprietary three-factor valuation ranking model that combines a company’s implied return, price/ book ratio and price/earnings ratio. Attractively ranked companies are then subjected to rigorous fundamental research focused on evaluating the sustainability of profits. The most attractive stocks from the valuation screen that have also successfully passed rigorous fundamental research are candidates for inclusion in the portfolio.

    At the portfolio level, we seek to achieve appropriate diversification relative to the style-specific index and take a long-term investment horizon in evaluating companies, resulting in relatively low portfolio turnover. We strive to maintain a consistent investment discipline through varying market conditions and an appropriate level of overall portfolio diversification. Individual holdings are selected based on their own merits and not on projections of country or sector performance.

    Our sell discipline is a replication of the security selection process in that we look to trim or liquidate positions in the portfolio based on valuation, fundamentals or portfolio design considerations.

Market conditions and your Fund

While US and global equity markets enjoyed generally strong returns for the year ended December 31, 2013, the US and global economies improved slowly. Despite a contentious battle over extending the nation’s debt ceiling and a two-week federal government shutdown, the US economy grew throughout 2013; economic data improved notably in the latter part of the year.

    Improving macroeconomic data and reduced political uncertainty buoyed European equity markets during the reporting period. UK equities ended the reporting period strongly, spurred by improving housing and employment data. Continental European equity markets posted strong gains for the reporting period as well; indeed, the eurozone officially exited recession in late summer.

    Japanese equities rose sharply, based on investors’ hopes that the new government led by Prime Minister Shinzo Abe, along with new leadership at the Bank of Japan, would finally arrest deflation. However, the market consolidated in May amid a tug of war between optimism about Abe’s leadership and the potential of “Abenomics” and concern about political developments in China and economic prospects in the US and emerging markets.

    Emerging economies had a difficult year, with slowing world trade and abrupt corrections to their equity, bond and currency markets after the US Federal Reserve (the Fed) indicated mid-year it might reduce its extraordinary bond-buying program in 2014. The economies most seriously affected – including Brazil, India, Indonesia, Turkey and South Africa – had allowed money and credit growth to expand significantly in the preceding three years.

Portfolio Composition By sector
Financials	20.1%
Information Technology	13.6
Energy	11.6
Health Care	11.3
Consumer Staples	10.5
Consumer Discretionary	9.5
Industrials	9.0
Telecommunication Services	6.3
Materials	4.7
Utilities	1.8
Money Market Funds Plus Other Assets Less Liabilities	1.6

Top 10 Equity Holdings*

1. Corning Inc.	3.2%
2. ACE Ltd.	2.3
3. NASDAQ OMX Group, Inc. (The)	2.2
4. Rogers Communications, Inc.-Class B	2.0
5. Merck & Co., Inc.	2.0
6. Oracle Corp.	2.0
7. QUALCOMM, Inc.	2.0
8. Barclays PLC	1.9
9. Total S.A.	1.8
10. JPMorgan Chase & Co.	1.8

Top Five Countries*

1. United States	47.9%
2. United Kingdom	11.7
3. Japan	8.3
4. France	6.2
5. Australia	5.3

Total Net Assets	$1.3 billion

Total Number of Holdings*	127

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

4                        Invesco Global Core Equity Fund

    The Fund stayed true to its process and benefited in certain sectors from its quality orientation in stock selection. During the reporting period, select holdings in the consumer staples, energy and IT sectors contributed to Fund performance.

    Within the IT sector, both Western Digital (liquidated during the reporting period) and Corning performed strongly during the year. Corning announced strategic acquisitions that were seen as good long-term assets and investments in terms of price; they were also seen as highly accretive investments offering substantial synergies.

    Also contributing to Fund performance was consumer discretionary sector holding Best Buy, which rebounded strongly as the company beat analyst earnings expectations in multiple quarters of the year. Management successfully navigated challenges from online competitors by enhancing its website, closing unprofitable stores and cutting other costs. Best Buy was liquidated during the year.

    In addition, Gamestop and NASDAQ OMX Group were top performers.

    From a geographic perspective, Fund returns were aided by holdings in Australia, France, Sweden and the US.

    The largest detractors from Fund performance came from the consumer discretionary, financials, industrials, health care, materials and telecommunication services sectors. Within the materials sector, both Barrick Gold (liquidated during the reporting period) and BHP Billiton struggled during the year. BHP Billiton, a metal and mining company, underperformed due to weak commodity prices and softening demand in China.

    Also detracting was DeNA. This Japanese Internet social gaming company disappointed investors with earnings below expectations as new games introduced in 2013 did not generate strong customer response.

    Other holdings that struggled during the year included Salzgitter (liquidated during the reporting period) and Yara International.

    Shifts in sector and country weights were driven by our bottom-up stock selection approach. At the end of the reporting period, the Fund’s largest overweights included the energy, IT and telecommunication services sectors. Underweights included the consumer discretionary, consumer staples, industrials and utilities sectors.

    From a geographic perspective, the Fund maintained overweight exposure to Japan and a meaningful underweight position in the US. Security selection in Canada, Germany, Japan and the UK were detractors during the reporting period.

    Equity markets have posted strong results for several years making some investors skeptical the strength will continue in the near term. The US political environment remains volatile, but the major hurdles of the government shutdown and uncertainty about who would be named the new Fed chair are behind us, providing a small degree of clarity as we move forward. The global economic recovery still remains fragile, and we believe it likely will have more bumps on the road.

    While much progress has been made in repairing private sector balance sheets, we expect inflation to remain low as companies are still acting cautiously, keeping money and credit growth low. This may lead to an extended business cycle that may provide further room for share price improvement despite the modest valuation environment.

    We welcome new investors who joined the Fund during the year, and to all of our shareholders we say thank you for your continued investment in Invesco Global Core Equity Fund.

Diversification does not guarantee a profit or eliminate the risk of loss.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Ingrid Baker Chartered Financial Analyst, portfolio manager, is manager of Invesco Global Core Equity Fund. She joined Invesco in 1999. Ms. Baker earned a BA in international politics from Oberlin College and an MBA in finance from the University of Navarra.

W. Lindsay Davidson Portfolio manager, is manager of Invesco Global Core Equity Fund. He joined Invesco in 1984.
Mr. Davidson earned an economics degree from Edinburgh University.

Anuja Singha Chartered Financial Analyst, portfolio manager, is manager of Invesco Global Core Equity Fund. She joined Invesco in 1998. Ms. Singha earned a BA in economics from Mills College and a PhD in economics from Emory University.

Stephen Thomas Chartered Financial Analyst, portfolio manager, is manager of Invesco Global Core Equity Fund. He joined
Invesco in 2000. Mr. Thomas earned a BBA in banking and finance and an MBA from the University of Mississippi.

Effective February 11, 2014, after the close of the reporting period, Ingrid Baker, Anuja Singha and Stephen Thomas left the management team and Erik Esselink joined the management team.

5                        Invesco Global Core Equity Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/03

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

that the union seeks to impose on its members.

■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Preferred securities risk. There are special risks associated with investing in preferred securities. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.

About indexes used in this report

■	The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
■	The Lipper Global Large-Cap Core Funds Index is an unmanaged index considered representative of global large-cap core funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6                Invesco Global Core Equity Fund

Average Annual Total Returns
As of 12/31/13, including maximum applicable sales charges

Class A Shares
Inception (12/29/00)	5.10%
10 Years	4.79
5 Years	10.05
1 Year	15.58

Class B Shares
Inception (12/29/00)	5.12%
10 Years	4.80
5 Years	10.42
1 Year	16.63

Class C Shares
Inception (12/29/00)	4.81%
10 Years	4.61
5 Years	10.47
1 Year	20.32

Class R Shares
10 Years	5.11%
5 Years	11.01
1 Year	21.89

Class Y Shares
10 Years	5.50%
5 Years	11.56
1 Year	22.51

Class R5 Shares
10 Years	5.81%
5 Years	11.82
1 Year	22.60

Class R shares incepted on May 23, 2011. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    Class R5 shares incepted on October 25, 2005. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Class R5 shares was 1.34%, 2.09%, 2.09%, 1.59%, 1.09% and 0.96%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y and Class R5 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Had the adviser not waived fees and/or reimbursed expenses in the past for Class A, Class C, Class R, Class Y and Class R5 shares, performance would have been lower.

    Had the adviser not waived fees and/or reimbursed expenses for Class B shares, performance would have been lower.

7                Invesco Global Core Equity Fund

Invesco Global Core Equity Fund’s investment objective is long-term growth of capital.

■	Unless otherwise stated, information presented in this report is as of December 31, 2013, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Convertible securities risk. The Fund may own convertible securities, the value of which may be affected by market interest rates, the risk that the issuer will default, the value of the underlying stock or the right of the issuer to buy back the convertible securities.
■	Depositary receipts risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

■	Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.
■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

■	Geographic focus risk. From time to time the Fund may invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. If the Fund focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging markets countries.
■	Investing in the European Union risk. Many countries in the European Union are susceptible to high economic risks associated with high levels of debt, notably due to investments in sovereign debts of European countries such as Greece, Italy and Spain. One or more member states might exit the European Union, placing its currency and banking system in jeopardy. The European Union faces major issues involving its membership, structure, procedures and policies, including the adoption, abandonment or adjustment of the new constitutional treaty, the European Union’s enlargement to the south and east, and resolution of the European Union’s problematic fiscal and democratic accountability. Efforts of the member states to further unify their economic and monetary policies may increase the potential for the downward movement of one member state’s market to cause a similar effect on other member states’ markets. European countries that are part of the European Economic and Monetary Union may be significantly affected by the tight fiscal and monetary controls continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	AWSAX
Class B Shares	AWSBX
Class C Shares	AWSCX
Class R Shares	AWSRX
Class Y Shares	AWSYX
Class R5 Shares	AWSIX

8                Invesco Global Core Equity Fund

Schedule of Investments

December 31, 2013

	Shares	Value
Common Stocks & Other Equity Interests–98.35%
Australia–5.28%
Australia & New Zealand Banking Group Ltd.	353,410	$10,167,075
BHP Billiton Ltd.	384,816	13,082,455
Macquarie Group Ltd.	337,541	16,640,612
Sydney Airport	357,640	1,216,002
Telstra Corp. Ltd.	1,631,212	7,644,104
Woodside Petroleum Ltd.	533,886	18,537,664
		67,287,912

Brazil–0.81%
Companhia de Saneamento de Minas Gerais-Copasa MG	62,200	979,569
Companhia Paranaense de Energia-Copel–Class B–Preference Shares	60,100	786,443
Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	145,100	884,569
Grendene S.A.	156,700	1,200,077
Itau Unibanco Holding S.A.–Preference Shares	149,540	2,023,388
Petroleo Brasileiro S.A.–ADR	117,421	1,618,061
Telefonica Brasil S.A.–Preference Shares	66,500	1,274,042
Vale S.A.–ADR	103,984	1,585,756
		10,351,905

Canada–2.01%
Rogers Communications, Inc.–Class B(b)	566,607	25,641,874

Chile–0.11%
Banco de Credito e Inversiones (BCI)	25,550	1,422,281

China–1.08%
China Agri-Industries Holdings Ltd.	2,020,000	1,008,150
China Construction Bank Corp.–Class H	2,844,196	2,159,919
China Mobile Ltd.	307,500	3,200,966
China Shenhua Energy Co. Ltd.–Class H	338,500	1,074,160
CNOOC Ltd.	1,205,575	2,255,151
Dongfeng Motor Group Co. Ltd.–Class H	1,078,000	1,699,657
KWG Property Holding Ltd.	1,440,000	801,803
Lenovo Group Ltd.	1,290,000	1,574,762
		13,774,568

France–6.15%
BNP Paribas S.A.	273,021	21,379,844
Bouygues S.A.	357,076	13,541,130
Sanofi	187,908	20,003,510
Total S.A.	383,212	23,477,243
		78,401,727

Germany–2.91%
Deutsche Lufthansa AG(a)	516,778	10,963,361
Porsche Automobil Holding SE–Preference Shares	115,453	12,050,421

	Shares	Value
Germany–(continued)
Volkswagen AG	51,854	$14,046,990
		37,060,772

Hong Kong–0.84%
Cheung Kong (Holdings) Ltd.	597,000	9,456,275
First Pacific Co. Ltd.	1,100,000	1,257,025
		10,713,300

India–0.31%
Grasim Industries Ltd.	35,456	1,560,959
Oil and Natural Gas Corp. Ltd.	130,658	613,040
Tata Motors Ltd.	292,220	1,779,799
		3,953,798

Indonesia–0.31%
PT Bank Rakyat Indonesia (Persero) Tbk	1,563,000	936,346
PT Indocement Tunggal Prakarsa Tbk	683,500	1,126,788
PT Telekomunikasi Indonesia Persero Tbk	4,742,500	840,198
PT United Tractors Tbk	700,500	1,098,097
		4,001,429

Israel–0.98%
Teva Pharmaceutical Industries Ltd.–ADR	310,258	12,435,141

Italy–0.82%
Eni S.p.A.	430,354	10,406,550

Japan–8.25%
Asahi Group Holdings, Ltd.(b)	755,000	21,308,897
DeNA Co., Ltd.(b)	569,400	11,991,665
JSR Corp.(b)	762,000	14,778,167
Mitsubishi Corp.	500,931	9,616,093
Mitsubishi UFJ Financial Group, Inc.	3,082,031	20,382,440
Nippon Telegraph & Telephone Corp.	262,300	14,121,341
Nissan Motor Co., Ltd.	1,538,404	12,953,344
		105,151,947

Mexico–0.20%
America Movil S.A.B. de C.V.–Series L	2,147,400	2,498,794

Norway–0.94%
Yara International ASA	278,541	12,034,854

Poland–0.08%
KGHM Polska Miedz S.A.	24,486	963,254

Russia–0.52%
Gazprom OAO–ADR	148,660	1,271,043
Magnitogorsk Iron & Steel Works–REGS–GDR(a)(c)	247,026	740,584
Rosneft Oil Co.–REGS–GDR(c)	106,090	809,837
Sberbank of Russia–ADR	181,037	2,286,353
Sistema JSFC–REGS–GDR(c)	47,029	1,514,047
		6,621,864

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Global Core Equity Fund

	Shares	Value
Singapore–1.02%
ComfortDelGro Corp. Ltd.	8,190,000	$13,044,295

South Africa–0.45%
Sasol Ltd.	29,477	1,445,612
Standard Bank Group Ltd.	89,160	1,107,612
Steinhoff International Holdings Ltd.	387,774	1,668,119
Tiger Brands Ltd.	59,579	1,519,821
		5,741,164

South Korea–1.34%
Dongbu Insurance Co., Ltd.	42,873	2,295,163
Hyundai Mobis(a)	9,571	2,675,832
Hyundai Motor Co.	7,714	1,756,892
KT&G Corp.	23,518	1,673,282
POSCO	4,448	1,387,642
Samsung Electronics Co., Ltd.	2,859	3,756,454
Shinhan Financial Group Co., Ltd.	47,900	2,188,100
SK Telecom Co., Ltd.–ADR(b)	52,787	1,299,616
		17,032,981

Spain–1.64%
Iberdrola S.A.	1,651,084	10,560,894
Telefonica S.A.	631,579	10,311,027
		20,871,921

Switzerland–1.85%
Swisscom AG	23,695	12,529,427
Zurich Insurance Group AG	37,973	11,041,829
		23,571,256

Taiwan–0.36%
Hon Hai Precision Industry Co., Ltd.	687,700	1,850,804
Taiwan Semiconductor Manufacturing Co. Ltd.	794,000	2,797,360
		4,648,164

Thailand–0.24%
Bangkok Bank PCL–NVDR	318,000	1,736,112
PTT PCL	146,700	1,282,868
		3,018,980

Turkey–0.15%
TAV Havalimanlari Holding A.S.	124,624	897,687
Tofas Turk Otomobil Fabrikasi A.S.	172,149	1,076,340
		1,974,027

Turkmenistan–0.15%
Dragon Oil PLC	206,945	1,944,828

United Kingdom–11.69%
Barclays PLC	5,240,375	23,711,284
British American Tobacco PLC	298,654	16,014,210
GlaxoSmithKline PLC	384,448	10,259,548
Imperial Tobacco Group PLC	450,792	17,495,363
Kingfisher PLC	2,028,690	12,969,517
National Grid PLC	845,496	11,047,932

	Shares	Value
United Kingdom–(continued)
Rio Tinto PLC	234,466	$13,238,260
Royal Dutch Shell PLC–Class B	310,784	11,695,956
Standard Chartered PLC	780,026	17,567,434
Tesco PLC	2,699,717	14,947,890
		148,947,394

United States–47.86%
3M Co.	111,781	15,677,285
ACE Ltd.	281,123	29,104,664
AGCO Corp.	290,260	17,180,489
Apache Corp.	103,106	8,860,930
Archer-Daniels-Midland Co.	501,708	21,774,127
Avago Technologies Ltd.	295,358	15,621,485
Bank of America Corp.	936,058	14,574,423
Chevron Corp.	126,378	15,785,876
Cisco Systems, Inc.	844,247	18,953,345
Coach, Inc.	321,804	18,062,859
ConocoPhillips	220,560	15,582,564
Corning Inc.	2,290,790	40,821,878
Dr Pepper Snapple Group, Inc.	245,605	11,965,876
Energizer Holdings, Inc.	117,831	12,754,027
GameStop Corp.–Class A	254,303	12,526,966
General Dynamics Corp.	222,660	21,275,163
Hewlett-Packard Co.	484,826	13,565,431
International Game Technology	653,228	11,862,620
Johnson & Johnson	122,458	11,215,928
Joy Global Inc.(b)	167,689	9,808,130
JPMorgan Chase & Co.	383,011	22,398,483
Kohl’s Corp.	235,873	13,385,793
Medtronic, Inc.	227,165	13,036,999
Merck & Co., Inc.	509,563	25,503,628
Microsoft Corp.	331,061	12,391,613
NASDAQ OMX Group, Inc. (The)	695,731	27,690,094
Oracle Corp.	651,517	24,927,040
Pfizer Inc.	397,578	12,177,814
Phillips 66	144,677	11,158,937
PNC Financial Services Group, Inc. (The)	189,786	14,723,598
QUALCOMM, Inc.	334,221	24,815,909
Quest Diagnostics Inc.	193,809	10,376,534
Stryker Corp.	161,906	12,165,617
Valero Energy Corp.	402,262	20,274,005
Wal-Mart Stores, Inc.	146,668	11,541,305
WellPoint, Inc.	176,773	16,332,057
		609,873,492
Total Common Stocks & Other Equity Interests (Cost $973,310,212)		1,253,390,472

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Global Core Equity Fund

	Shares	Value
Money Market Funds–1.58%
Liquid Assets Portfolio–Institutional Class(d)	10,051,674	$10,051,674
Premier Portfolio–Institutional Class(d)	10,051,673	10,051,673
Total Money Market Funds (Cost $20,103,347)		20,103,347
TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–99.93% (Cost $993,413,559)		1,273,493,819

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–4.16%
Liquid Assets Portfolio–Institutional Class (Cost $53,020,918)(d)(e)	53,020,918	$53,020,918
TOTAL INVESTMENTS–104.09% (Cost $1,046,434,477)		1,326,514,737
OTHER ASSETS LESS LIABILITIES–(4.09)%		(52,101,236)
NET ASSETS–100.00%		$1,274,413,501

Investment Abbreviations:

ADR	– American Depositary Receipt
GDR	– Global Depositary Receipt
NVDR	– Non-Voting Depositary Receipt
REGS	– Regulation S

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at December 31, 2013.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2013 was $3,064,468, which represented less than 1% of the Fund’s Net Assets.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I. The following table presents the Fund’s gross and net amount of assets available for offset by the Fund as of December 31, 2013.

Counterparty	Gross Amount of Securities on Loan at Value	Cash Collateral Received for Securities Loaned*	Net Amount
State Street Bank and Trust Co.	$50,799,413	$(50,799,413)	$—

*	Amount does not include excess collateral received.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Global Core Equity Fund

Statement of Assets and Liabilities

December 31, 2013

Assets:
Investments, at value (Cost $973,310,212)*	$1,253,390,472
Investments in affiliated money market funds, at value and cost	73,124,265
Total investments, at value (Cost $1,046,434,477)	1,326,514,737
Foreign currencies, at value (Cost $649,473)	645,275
Receivable for:
Investments sold	612,077
Fund shares sold	547,686
Dividends	2,929,199
Deposits with sub custodian (Cost $307,405)	304,442
Investment for trustee deferred compensation and retirement plans	200,503
Other assets	56,580
Total assets	1,331,810,499

Liabilities:
Payable for:
Investments purchased	582,562
Fund shares reacquired	2,021,803
Collateral upon return of securities loaned	53,020,918
Accrued fees to affiliates	1,215,544
Accrued foreign taxes	43,970
Accrued trustees’ and officers’ fees and benefits	1,552
Accrued other operating expenses	213,859
Trustee deferred compensation and retirement plans	296,790
Total liabilities	57,396,998
Net assets applicable to shares outstanding	$1,274,413,501

Net assets consist of:
Shares of beneficial interest	$1,135,111,971
Undistributed net investment income	1,035,526
Undistributed net realized gain (loss)	(141,867,646)
Net unrealized appreciation	280,133,650
$1,274,413,501

Net Assets:
Class A	$1,077,775,752
Class B	$44,936,984
Class C	$133,180,718
Class R	$882,494
Class Y	$17,124,739
Class R5	$512,814

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	70,185,839
Class B	3,051,563
Class C	9,025,163
Class R	57,477
Class Y	1,115,383
Class R5	33,041
Class A:
Net asset value per share	$15.36
Maximum offering price per share
(Net asset value of $15.36 ÷ 94.50%)	$16.25
Class B:
Net asset value and offering price per share	$14.73
Class C:
Net asset value and offering price per share	$14.76
Class R:
Net asset value and offering price per share	$15.35
Class Y:
Net asset value and offering price per share	$15.35
Class R5:
Net asset value and offering price per share	$15.52

*	At December 31, 2013, securities with an aggregate value of $50,799,413 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Global Core Equity Fund

Statement of Operations

For the year ended December 31, 2013

Investment income:
Dividends (net of foreign withholding taxes of $1,786,699)	$35,290,375
Dividends from affiliated money market funds (includes securities lending income of $679,916)	694,509
Total investment income	35,984,884

Expenses:
Advisory fees	9,582,982
Administrative services fees	311,971
Custodian fees	286,483
Distribution fees:
Class A	2,620,982
Class B	497,494
Class C	1,319,368
Class R	4,266
Transfer agent fees — A, B, C, R and Y	2,547,273
Transfer agent fees — R5	369
Trustees’ and officers’ fees and benefits	85,749
Other	336,615
Total expenses	17,593,552
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(455,526)
Net expenses	17,138,026
Net investment income	18,846,858

Realized and unrealized gain from:
Net realized gain (loss) from:
Investment securities (net of tax on the sale of foreign investments of $36,772)	85,002,454
Foreign currencies	(627,821)
84,374,633
Change in net unrealized appreciation of:
Investment securities (net of foreign taxes on holdings of $129,027)	146,478,276
Foreign currencies	29,324
146,507,600
Net realized and unrealized gain	230,882,233
Net increase in net assets resulting from operations	$249,729,091

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Global Core Equity Fund

Statement of Changes in Net Assets

For the years ended December 31, 2013 and 2012

	2013	2012
Operations:
Net investment income	$18,846,858	$22,843,710
Net realized gain (loss)	84,374,633	(10,541,224)
Change in net unrealized appreciation	146,507,600	154,982,187
Net increase in net assets resulting from operations	249,729,091	167,284,673

Distributions to shareholders from net investment income:
Class A	(16,175,276)	(19,686,280)
Class B	(498,746)	(947,539)
Class C	(1,089,550)	(1,489,729)
Class R	(10,955)	(12,527)
Class Y	(291,648)	(369,595)
Class R5	(9,062)	(5,832)
Total distributions from net investment income	(18,075,237)	(22,511,502)

Distributions to shareholders from net realized gains:
Class A	—	(105,971)
Class B	—	(6,138)
Class C	—	(14,474)
Class R	—	(80)
Class Y	—	(1,739)
Class R5	—	(27)
Total distributions from net realized gains	—	(128,429)

Share transactions–net:
Class A	(155,172,755)	(274,483,600)
Class B	(21,105,312)	(66,755,257)
Class C	(25,642,408)	(59,172,602)
Class R	(68,529)	56,198
Class Y	(2,567,573)	(10,289,779)
Class R5	168,138	(44,216)
Net increase (decrease) in net assets resulting from share transactions	(204,388,439)	(410,689,256)
Net increase (decrease) in net assets	27,265,415	(266,044,514)

Net assets:
Beginning of year	1,247,148,086	1,513,192,600
End of year (includes undistributed net investment income of $1,035,526 and $(48,528), respectively)	$1,274,413,501	$1,247,148,086

Notes to Financial Statements

December 31, 2013

NOTE 1—Significant Accounting Policies

Invesco Global Core Equity Fund (the “Fund”) is a series portfolio of AIM Funds Group (Invesco Funds Group) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of four separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Class R5. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y and Class R5 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B

14                         Invesco Global Core Equity Fund

shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer

15                         Invesco Global Core Equity Fund

derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

K.

Forward Foreign Currency Contracts — The Fund may enter into forward foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency

16                         Invesco Global Core Equity Fund

contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.80%
Next $250 million	0.78%
Next $500 million	0.76%
Next $1.5 billion	0.74%
Next $2.5 billion	0.72%
Next $2.5 billion	0.70%
Next $2.5 billion	0.68%
Over $10 billion	0.66%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

Effective July 1, 2013, the Adviser has contractually agreed, through at least June 30, 2014, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Class R5 shares to 2.25%, 3.00%, 3.00%, 2.50%, 2.00% and 2.00%, respectively, of average daily net assets. Prior to July 1, 2013, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B (after 12b-1 waivers), Class C, Class R, Class Y and Class R5 shares to 1.25%, 1.52% (after 12b-1 waivers), 2.00%, 1.50%, 1.00% and 1.00%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2014. The fee waiver agreement cannot be terminated during its term.

Further, the Adviser has contractually agreed, through at least April 30, 2015, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2013, the Adviser waived advisory fees of $28,989 and reimbursed class level expenses of $248,801, $11,806, $31,311, $202, $3,892 for Class A, Class B, Class C, Class R and Class Y shares in proportion to the relative net assets of such classes.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y and Class R5 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B and Class C shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. IDI had contractually agreed to limit Rule 12b-1plan fees on Class B shares to 0.52% of average daily net assets through June 30, 2013. 12b-1 fees before fee waivers incurred under the Plan are detailed in the Statement of Operations as Distribution fees. For the year ended December 31, 2013, 12b-1 fees incurred for Class B shares were $370,643 after fee waivers of $126,851.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption

17                         Invesco Global Core Equity Fund

proceeds prior to remittance to the shareholder. During the year ended December 31, 2013, IDI advised the Fund that IDI retained $54,113 in front-end sales commissions from the sale of Class A shares and $144, $52,964 and $1,886 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2013. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the year ended December 31, 2013, there were transfers from Level 1 to Level 2 of $21,308,897, and transfers from Level 2 to Level 1 of $97,182,796, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Australia	$36,348,844	$30,939,068	$—	$67,287,912
Brazil	6,268,032	4,083,873	—	10,351,905
Canada	25,641,874	—	—	25,641,874
Chile	1,422,281	—	—	1,422,281
China	1,008,149	12,766,419	—	13,774,568
France	23,477,243	54,924,484	—	78,401,727
Germany	25,010,351	12,050,421	—	37,060,772
Hong Kong	—	10,713,300	—	10,713,300
India	1,779,799	2,173,999	—	3,953,798
Indonesia	—	4,001,429	—	4,001,429
Israel	12,435,141	—	—	12,435,141
Italy	—	10,406,550	—	10,406,550
Japan	—	105,151,947	—	105,151,947
Mexico	2,498,794	—	—	2,498,794
Norway	—	12,034,854	—	12,034,854
Poland	—	963,254	—	963,254
Russia	2,011,627	4,610,237	—	6,621,864
Singapore	13,044,295	—	—	13,044,295
South Africa	3,113,732	2,627,432	—	5,741,164
South Korea	6,270,611	10,762,370	—	17,032,981
Spain	—	20,871,921	—	20,871,921
Switzerland	—	23,571,256	—	23,571,256
Taiwan	—	4,648,164	—	4,648,164
Thailand	—	3,018,980	—	3,018,980
Turkey	—	1,974,027	—	1,974,027
Turkmenistan	1,944,828	—	—	1,944,828
United Kingdom	72,027,342	76,920,052	—	148,947,394
United States	682,997,757	—	—	682,997,757
Total Investments	$917,300,700	$409,214,037	$—	$1,326,514,737

18                         Invesco Global Core Equity Fund

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2013, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $3,674.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2013 and 2012:

	2013	2012
Ordinary income	$18,075,237	$22,519,425
Long-term capital gain	—	120,506
Total distributions	$18,075,237	$22,639,931

Tax Components of Net Assets at Period-End:

2013
Undistributed ordinary income	$1,449,119
Net unrealized appreciation — investments	276,125,499
Net unrealized appreciation — other investments	53,390
Temporary book/tax differences	(282,225)
Post-October deferrals	(131,368)
Capital loss carryforward	(137,912,885)
Shares of beneficial interest	1,135,111,971
Total net assets	$1,274,413,501

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in 8 tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

19                         Invesco Global Core Equity Fund

The Fund utilized $83,219,539 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2013, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
December 31, 2016	$105,547,761	$—	$105,547,761
December 31, 2017	32,365,124	—	32,365,124
	$137,912,885	$—	$137,912,885

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2013 was $398,794,883 and $603,918,030, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$305,755,103
Aggregate unrealized (depreciation) of investment securities	(29,629,604)
Net unrealized appreciation of investment securities	$276,125,499

Cost of investments for tax purposes is $1,050,389,238.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, passive foreign investment companies and fair funds settlement, on December 31, 2013, undistributed net investment income was increased by $312,433 and undistributed net realized gain (loss) was decreased by $312,433. This reclassification had no effect on the net assets of the Fund.

20                         Invesco Global Core Equity Fund

NOTE 10—Share Information

	Summary of Share Activity
	Years ended December 31,
	2013(a)		2012
	Shares	Amount	Shares	Amount
Sold:
Class A	1,721,232	$24,226,537	2,138,267	$25,952,623
Class B	22,596	302,679	26,517	311,731
Class C	264,245	3,542,608	217,700	2,533,806
Class R	14,419	204,017	7,712	93,581
Class Y	363,193	5,129,215	390,816	4,757,043
Class R5	18,169	257,255	4,643	58,097

Issued as reinvestment of dividends:
Class A	978,435	14,343,849	1,445,343	17,994,533
Class B	33,730	474,589	75,270	899,472
Class C	69,551	979,974	111,934	1,339,851
Class R	747	10,955	1,013	12,607
Class Y	17,074	250,303	25,580	318,473
Class R5	584	8,653	434	5,452

Automatic conversion of Class B shares to Class A shares:
Class A	863,323	11,996,932	3,540,698	42,781,734
Class B	(900,847)	(11,996,932)	(3,693,245)	(42,781,734)

Reacquired:(b)
Class A	(14,734,623)	(205,740,073)	(29,855,408)	(361,212,490)
Class B	(742,785)	(9,885,648)	(2,164,602)	(25,184,726)
Class C	(2,263,660)	(30,164,990)	(5,444,212)	(63,046,259)
Class R	(19,938)	(283,501)	(4,089)	(49,990)
Class Y	(569,572)	(7,947,091)	(1,262,853)	(15,365,295)
Class R5	(7,063)	(97,770)	(8,729)	(107,765)
Net increase (decrease) in share activity	(14,871,190)	$(204,388,439)	(34,447,211)	$(410,689,256)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 45% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Net of redemption fees of $123 allocated among the classes based on relative net assets of each class for the year ended December 31, 2012, respectively.

21                         Invesco Global Core Equity Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period(b)	Total return(c)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(d)
Class A
Year ended 12/31/13	$12.76	$0.22	$2.61	$2.83	$(0.23)	$—	$(0.23)	$15.36	22.28%	$1,077,776	1.27	%(e)	1.30	%(e)	1.61	%(e)	33%
Year ended 12/31/12	11.49	0.21	1.30	1.51	(0.24)	(0.00)	(0.24)	12.76	13.22	1,038,232	1.25		1.34		1.77		23
Year ended 12/31/11	13.12	0.17	(1.63)	(1.46)	(0.17)	—	(0.17)	11.49	(11.21)	1,195,593	1.26		1.35		1.42		104
Year ended 12/31/10	12.36	0.10	0.74	0.84	(0.08)	—	(0.08)	13.12	6.85	55,730	1.78		1.78		0.84		35
Year ended 12/31/09	9.56	0.12	2.76	2.88	(0.08)	—	(0.08)	12.36	30.08	65,333	1.93		1.93		1.10		43
Class B
Year ended 12/31/13	12.25	0.15	2.49	2.64	(0.16)	—	(0.16)	14.73	21.63	44,937	1.77	(e)	2.05	(e)	1.11	(e)	33
Year ended 12/31/12	11.03	0.17	1.25	1.42	(0.20)	(0.00)	(0.20)	12.25	12.94	56,813	1.52		2.09		1.50		23
Year ended 12/31/11	12.63	0.13	(1.59)	(1.46)	(0.14)	—	(0.14)	11.03	(11.60)	114,607	1.55		2.10		1.13		104
Year ended 12/31/10	11.95	0.01	0.71	0.72	(0.04)	—	(0.04)	12.63	6.03	9,509	2.53		2.53		0.09		35
Year ended 12/31/09	9.26	0.04	2.65	2.69	—	—	—	11.95	29.05	13,360	2.68		2.68		0.35		43
Class C
Year ended 12/31/13	12.27	0.11	2.50	2.61	(0.12)	—	(0.12)	14.76	21.32	133,181	2.02	(e)	2.05	(e)	0.86	(e)	33
Year ended 12/31/12	11.04	0.12	1.24	1.36	(0.13)	(0.00)	(0.13)	12.27	12.40	134,387	2.00		2.09		1.02		23
Year ended 12/31/11	12.63	0.08	(1.56)	(1.48)	(0.11)	—	(0.11)	11.04	(11.82)	177,330	2.01		2.10		0.67		104
Year ended 12/31/10	11.96	0.01	0.70	0.71	(0.04)	—	(0.04)	12.63	5.95	11,042	2.53		2.53		0.09		35
Year ended 12/31/09	9.26	0.04	2.66	2.70	—	—	—	11.96	29.16	12,900	2.68		2.68		0.35		43
Class R
Year ended 12/31/13	12.76	0.19	2.59	2.78	(0.19)	—	(0.19)	15.35	21.89	882	1.52	(e)	1.55	(e)	1.36	(e)	33
Year ended 12/31/12	11.48	0.18	1.30	1.48	(0.20)	(0.00)	(0.20)	12.76	12.98	794	1.50		1.59		1.52		23
Year ended 12/31/11(f)	13.30	0.09	(1.80)	(1.71)	(0.11)	—	(0.11)	11.48	(12.89)	661	1.50	(g)	1.59	(g)	1.18	(g)	104
Class Y
Year ended 12/31/13	12.76	0.26	2.60	2.86	(0.27)	—	(0.27)	15.35	22.51	17,125	1.02	(e)	1.05	(e)	1.86	(e)	33
Year ended 12/31/12	11.49	0.24	1.31	1.55	(0.28)	(0.00)	(0.28)	12.76	13.53	16,646	1.00		1.09		2.02		23
Year ended 12/31/11	13.11	0.20	(1.63)	(1.43)	(0.19)	—	(0.19)	11.49	(10.99)	24,711	1.01		1.10		1.67		104
Year ended 12/31/10	12.36	0.13	0.74	0.87	(0.12)	—	(0.12)	13.11	7.05	689	1.53		1.53		1.09		35
Year ended 12/31/09	9.56	0.14	2.76	2.90	(0.10)	—	(0.10)	12.36	30.39	663	1.68		1.68		1.35		43
Class R5
Year ended 12/31/13	12.90	0.28	2.62	2.90	(0.28)	—	(0.28)	15.52	22.60	513	0.95	(e)	0.95	(e)	1.93	(e)	33
Year ended 12/31/12	11.61	0.25	1.32	1.57	(0.28)	(0.00)	(0.28)	12.90	13.59	275	0.96		0.96		2.06		23
Year ended 12/31/11	13.21	0.20	(1.61)	(1.41)	(0.19)	—	(0.19)	11.61	(10.76)	290	0.96		0.96		1.72		104
Year ended 12/31/10	12.45	0.17	0.75	0.92	(0.16)	—	(0.16)	13.21	7.45	30	1.23		1.23		1.38		35
Year ended 12/31/09	9.61	0.17	2.82	2.99	(0.15)	—	(0.15)	12.45	31.17	11	1.24		1.24		1.79		43

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share per share for fiscal years December 31, 2012 and prior.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ended December 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $1,736,154,552 and sold of $1,280,761,748 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Global Dividend Growth Securities Fund, Invesco Global Fund, Invesco Van Kampen Global Equity Allocation Fund and Invesco Van Kampen Global Franchise Fund into the Fund.
(e)	Ratios are based on average daily net assets (000’s omitted) of $1,048,393, $49,749, $131,937, $853, $16,399 and $369 for Class A, Class B, Class C, Class R, Class Y and Class R5 shares, respectively.
(f)	Commencement date of May 23, 2011.
(g)	Annualized.

22                         Invesco Global Core Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Funds Group (Invesco Funds Group)

and Shareholders of Invesco Global Core Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Global Core Equity Fund (one of the funds constituting AIM Funds Group (Invesco Funds Group), hereafter referred to as the “Fund”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 26, 2014

Houston, Texas

23                         Invesco Global Core Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2013 through December 31, 2013.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (07/01/13)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/13)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/13)	Expenses Paid During Period[2]
A	$1,000.00	$1,150.70	$7.10	$1,018.60	$6.67	1.31%
B	1,000.00	1,146.10	11.14	1,014.82	10.46	2.06
C	1,000.00	1,146.00	11.14	1,014.82	10.46	2.06
R	1,000.00	1,148.70	8.45	1,017.34	7.93	1.56
Y	1,000.00	1,151.10	5.75	1,019.86	5.40	1.06
R5	1,000.00	1,152.70	5.21	1,020.37	4.89	0.96

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2013 through December 31, 2013, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

24                         Invesco Global Core Equity Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2013:

Federal and State Income Tax
Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	65.03%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

25                         Invesco Global Core Equity Fund

Trustees and Officers

The address of each trustee and officer is AIM Funds Group (Invesco Funds Group) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			123	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			123	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	136	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy
[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex because he and his firm currently provide legal services as legal counsel to such Funds.

T-1                         Invesco Global Core Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1987	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	123	ACE Limited (insurance company); Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	136	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	123	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	123	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			123	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			123	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	123	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	123	None
Larry Soll — 1942 Trustee	2003	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	123	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	136	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	123	None

T-2                         Invesco Global Core Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	1992

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

T-3                         Invesco Global Core Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, Invesco Funds (Chicago), and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Global Core Equity Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy

You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.

    Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.

    Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds.

Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-01540 and 002-27334 GCE-AR-1 Invesco Distributors, Inc.

Annual Report to Shareholders	December 31, 2013
Invesco International Small Company Fund
Nasdaq: A: IEGAX ▪ B: IEGBX ▪ C: IEGCX ▪ Y: IEGYX ▪ R5: IEGIX ▪ R6: IEGFX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Invesco Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside, your Fund’s portfolio managers discuss how they managed your Fund and the factors that affected its performance during the reporting period. I hope you find this report of interest.

    During the year covered by this report, major US and global equity market indexes hit multiyear or all-time highs[1], the result of a strengthening US economy and relatively healthy corporate profits. Also helping equities was a return of individual investors to stocks – due in part to monetary policies that kept interest rates (and yields on fixed income securities) low. At the end of the reporting period, amid widespread signs of an improving economy, the US Federal Reserve announced that it would begin a long-anticipated reduction in its bond-buying program in January 2014; its decision was widely expected and investors reacted positively to the announcement. Despite some mid-summer volatility, overseas equity market indexes in developed and emerging nations generally rose during the year.

    Extended periods of strong market performance such as we saw throughout 2013 can lull some investors into a false sense of security – just as extended periods of volatility or market weakness can discourage some investors from undertaking disciplined, long-term investment plans. That’s why Invesco believes it can often be helpful to work with a skilled and trusted financial adviser; he or she can emphasize the importance of adhering to an investment plan designed to achieve long-term goals like a first home, a college education for a child or a comfortable retirement. A financial adviser who is familiar with your individual financial situation, investment goals and risk tolerance can be an invaluable partner as you work toward your financial goals. He or she can provide insight and perspective when markets are volatile; encouragement and reassurance when times are uncertain; and advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

    Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your individual Invesco account whenever it’s convenient for you; just complete a simple, secure online registration. Use the “Login” box on our home page to get started.

    Using Invesco’s mobile app for iPad® (available free from the App StoreSM) allows you to obtain the same detailed information about your funds and the same investment insights from our investment leaders, market strategists, economists and retirement experts on the go. You also can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com or by visiting the “Intentional Investing Forum” on our home page. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

1 Source: Reuters

iPad is a trademark of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc.

2                Invesco International Small Company Fund

Bruce Crockett

Dear Fellow Shareholders:

Many investors enjoyed positive returns on their investments in 2013. While some sectors of the market struggled, many major equity market indexes in the US and around the globe rose last year. The performance of stocks, fixed income securities and alternative investments – and the performance of mutual funds that invest in them – is determined by many factors, including unforeseeable economic and geopolitical events. Your Board certainly can’t determine how well various asset classes in the market perform, but we work hard throughout the year on issues that affect you and your fellow shareholders and determine how your investments are managed.

    For example, the Invesco Funds Board works to ensure that we provide a lineup of funds that allow financial advisers to build portfolios that meet shareholders’ changing financial needs and goals. Your Board works with Invesco Advisers on a continuing basis to provide financial products that may help investors achieve their varied financial goals. We also carefully monitor how the management teams of all the Invesco funds are performing in light of ever-changing and often unpredictable economic and market conditions. Your Board carefully assesses their performance in a constantly changing and highly competitive marketplace.

    Your Board also conducts an annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This annual review, which is required by the Investment Company Act of 1940, focuses on the nature and quality of the services Invesco provides as adviser to the Invesco Funds and the reasonableness of the fees that it charges for those services. Each year, we spend months reviewing detailed information that we request from Invesco that allows us to evaluate its services and fees. We also use information from many independent sources, including materials provided by the independent Senior Officer of the Invesco Funds, who reports directly to the independent Trustees on the Board. Additionally, we meet with independent legal counsel and review performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field.

    Be assured that your Board will continue working on behalf of fund shareholders, keeping your needs and interests uppermost in our minds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                Invesco International Small Company Fund

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2013, Invesco International Small Company Fund delivered positive returns but underperformed its style-specific index, the MSCI World Ex-US Small Cap Index. The Fund’s emerging market exposure was a key driver of relative results.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/12 to 12/31/13, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	9.50%
Class B Shares	8.71
Class C Shares	8.71
Class Y Shares	9.77
Class R5 Shares	9.88
Class R6 Shares	9.97
MSCI EAFE Index‚ (Broad Market Index)	22.78
MSCI World Ex-US Small Cap Index¡ (Style-Specific Index)	25.55
Lipper International Small/Mid-Cap Growth Funds Index¡ (Peer Group Index)	27.72

Source	(s): ‚Invesco, MSCI via FactSet Research Systems Inc.; ¡Lipper Inc.

How we invest

When selecting stocks for your Fund, we use a disciplined investment strategy to identify quality growth companies that is supported by quantitative analysis, portfolio construction and risk management techniques. Our EQV (earnings, quality and valuation) strategy focuses primarily on identifying quality companies that we believe have sustainable, above-average earnings growth, efficient capital allocation and attractive prices.

    While research responsibilities within the portfolio management team are focused by geographic region, we select investments for the Fund using a bottom-up investment approach, which means we construct the Fund primarily on a stock-by-stock basis. We focus on the strengths of individual companies rather than sector or country trends.

    We believe disciplined sell decisions are key to successful investing. We consider selling a stock for one of the following reasons:

■	Its price changes such that we think it has become too expensive.
■	The original investment thesis is no longer valid.
■	A more compelling investment opportunity is identified.

Market conditions and your Fund

While US and global equity markets enjoyed generally strong returns for the year ended December 31, 2013, the US and global economies improved only slowly. Despite a contentious battle over extending the nation’s debt ceiling and a two-week federal government shutdown, the US economy grew throughout 2013; economic data improved notably in the latter part of the year.

    Improving macroeconomic data and reduced political uncertainty buoyed European equity markets during the reporting period. UK equities ended the year strongly, spurred by improved housing and employment data. Continental European equity markets posted strong gains for the reporting period as well; indeed, the eurozone officially exited recession in late summer.

    Japanese equities rose sharply, based on investors’ hopes that the new government led by Prime Minister Shinzo Abe, along with new leadership at the Bank of Japan, would finally arrest deflation. However, the market consolidated in May amid a tug of war between optimism about Abe’s leadership and the potential of “Abenomics” and concern about political developments in China and economic prospects in the US and emerging markets.

    Emerging economies had a difficult year, with slowing world trade and abrupt corrections to their equity, bond and currency markets after the US Federal Reserve (the Fed) indicated mid-year it might reduce its extraordinary bond-buying program in 2013. The economies most seriously affected – including Brazil, India, Indonesia, Turkey and South Africa – had allowed money and credit growth to expand significantly in the preceding three years.

    For the year, the Fund’s returns at NAV, while positive, lagged the MSCI World Ex-US Small Cap Index, which returned 25.55%. The Fund’s relative results were driven by our exposure in emerging markets and a higher-than-average cash position.

    A notable divergence occurred between developed and emerging markets in 2013. While developed markets saw double-digit gains, emerging markets declined for the year. A focus on bottom-up analysis of the strengths of individual companies (versus where they are located) and our ability to “go off the beaten path” led the Fund to have over 16% exposure to these weak emerging markets versus a 1.5% exposure in its benchmark. Within emerging markets, the Fund saw particular weakness in its holdings in the Philippines, Turkey and Thailand.

Portfolio Composition By sector
Industrials	17.4%
Financials	15.2
Energy	14.2
Consumer Discretionary	11.5
Health Care	10.5
Information Technology	9.0
Consumer Staples	5.6
Utilities	3.2
Materials	2.9
Money Market Funds Plus Other Assets Less Liabilities	10.5

Top 10 Equity Holdings*

1. IGB Corp. Berhad	3.7%
2. MorphoSys AG	2.9
3. First Pacific Co. Ltd.	2.8
4. DCC PLC	2.7
5. Aryzta AG	2.7
6. Total Energy Services Inc.	2.5
7. Danieli & C. Officine Meccaniche S.p.A.-Savings Shares	2.3
8. Aastra Technologies Ltd.	2.2
9. Paramount Resources Ltd.-Class A	2.0
10. Informa PLC	1.9

Top 10 Five Countries*

1. Canada	23.8%
2. United Kingdom	16.8
3. Switzerland	5.2
4. Japan	4.6
5. Malaysia	4.4

Total Net Assets	$574.8 million

Total Number of Holdings*	71

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

4                Invesco International Small Company Fund

    In the Philippines, markets already impacted by inflationary pressures and concerns over the Fed’s bond buying reduction were further weakened by the impact of Typhoon Haiyan, which hit the country in early November. The Fund had exposure to three utility companies in the Philippines. Each saw double-digit declines for the reporting period.

    Philippines-based First Gen was one of the portfolio’s largest stock-level detractors. This company had several issues over the year, including a power plant shutdown due to a malfunctioning generator, a fire at a gas power plant and finally, Typhoon Haiyan – which substantially damaged several geothermal power plants. All of these events hurt the company’s revenue and earnings for 2013. Although we trimmed our position in the stock over the reporting period, we continued to hold it at year end since the company’s underlying fundamentals remained strong. First Gen owns a portfolio of clean, cost-effective plants, enjoys a government tax benefit and has strong demand for the power it produces.

    Another notable detractor from Fund performance was Koza Anadolu, a Turkish holding company whose main asset is a listed gold mining company. In addition to being negatively affected by the steep decline in gold and other metals in 2013, Koza Anadolu was also hit by negative investor sentiment toward recent Turkish political turbulence and emerging markets in general. Strong company fundamentals led us to maintain our position in this stock.

    Our strategy remained focused on bottom-up analysis of the strengths of individual companies, rather than top-down attempts at forecasting global macro- economic developments. We believe that strong, quality businesses with strong balance sheets that trade at attractive valuations may do well over the long haul.

    The Fund’s cash exposure increased over the year as we trimmed or sold certain holdings, taking profits. This higher- than-average cash position detracted from Fund performance as markets continued to rally over the reporting period. It is important to note that we do not use cash for top-down tactical asset allocation purposes. Historically, when the portfolio’s cash position has been higher than average, it has reflected a lack of good EQV investment opportunities in the marketplace, rather than an overall negative opinion on markets.

    In contrast, the Fund benefited most significantly from strong outperformance in Germany, Switzerland, Ireland and the Netherlands. Underweight exposure to the weak Australian market was supportive as well. Leading stock-specific contributors included MorphoSys and Aastra Technologies.

    MorphoSys is a German biotechnology company with a proprietary technology to develop human antibodies for specific diseases. Morphosys has a diversified portfolio of clinical compounds. The company signed two out-licensing deals (with GlaxoSmithKline and Celgene – not Fund holdings) for its proprietary compounds, providing outside validation for its technology as well as upfront cash and future royalty payments.

    Aastra Technologies, a Canadian communications systems provider was up over 250% over the reporting period. The company was starting from a position of extreme undervaluation with roughly half of the market cap in cash and a nearly 5% dividend yield in early 2013. The company took steps to address this (with a share buyback and dividend payout) but ultimately the anomaly was resolved in a highly accretive merger with Mitel (not a Fund holding) that sent the stock soaring.

    As mentioned above, stock selection in the portfolio is driven by the underlying fundamentals of each individual company, not by any top-down macroeconomic views. This focus on bottom-up stock selection is the key driver of the portfolio’s overall profile. As of the end of the year, the portfolio’s largest sector exposures were in the financials, energy and industrials sectors. Geographically, the UK and Canada represented over a third of the Fund’s investments with the remainder consisting of diverse exposure to smaller countries from Asia, Latin America and Europe.

    With market uncertainty likely to continue for some time, our focus remains on ensuring that our portfolio is comprised of high-quality, reasonably valued companies capable of sustained earnings growth. We believe that this balanced EQV-focused approach may help deliver attractive returns over the long term.

    We thank you for your continued investment in Invesco International Small Company Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Shuxin (Steve) Cao Chartered Financial Analyst, portfolio manager, is lead manager of Invesco International Small
Company Fund (with respect to the Fund’s investments in Asia Pacific and Latin America). He joined Invesco in 1997. Mr. Cao earned a BA in English from the Tianjin Foreign Language Institute and an MBA from Texas A&M University. He is also a Certified Public Accountant.

Jason Holzer Chartered Financial Analyst, portfolio manager, is lead manager of Invesco International Small
Company Fund (with respect to the Fund’s investments in Europe and Canada). He joined Invesco in 1996. Mr. Holzer earned a BA in quantitative economics and an MS in engineering economic systems from Stanford University.

Borge Endresen Chartered Financial Analyst, portfolio manager, is manager of Invesco International
Small Company Fund. He joined Invesco in 1999. Mr. Endresen earned a BS in finance from the University of Oregon and an MBA from The University of Texas at Austin.

5                Invesco International Small Company Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/03

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Preferred securities risk. There are special risks associated with investing in preferred securities. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.
■	Small- and mid-capitalization risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

About indexes used in this report

■	The MSCI EAFE® Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
■	The MSCI World Ex-US Small Cap Index is an unmanaged index considered representative of small-cap stocks of global developed markets, excluding the US. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
■	The Lipper International Small/ Mid-Cap Growth Funds Index is an unmanaged index considered representative of international small/mid-cap growth funds tracked by Lipper.

continued on page 7

6                Invesco International Small Company Fund

Average Annual Total Returns
As of 12/31/13, including maximum applicable sales charges

Class A Shares
Inception (8/31/00)	10.82%
10 Years	12.46
5 Years	19.41
1 Year	3.48

Class B Shares
Inception (8/31/00)	10.82%
10 Years	12.43
5 Years	19.67
1 Year	3.71

Class C Shares
Inception (8/31/00)	10.49%
10 Years	12.28
5 Years	19.87
1 Year	7.71

Class Y Shares
10 Years	13.25%
5 Years	21.06
1 Year	9.77

Class R5 Shares
10 Years	13.49%
5 Years	21.27
1 Year	9.88

Class R6 Shares
10 Years	13.16%
5 Years	20.89
1 Year	9.97

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    Class R5 shares incepted on October 25, 2005. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares was 1.51%, 2.26%, 2.26%, 1.26%, 1.14% and 1.07%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Had the adviser not waived fees and/ or reimbursed expenses in the past, performance would have been lower.

continued from page 6

■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.
■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

7                Invesco International Small Company Fund

Invesco International Small Company Fund’s investment objective is long-term growth of capital.

■	Unless otherwise stated, information presented in this report is as of December 31, 2013, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class Y shares are available to only certain investors. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Depositary receipts risk. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

■	Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.
■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	Geographic focus risk. From time to time the Fund may invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. If the Fund focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging markets countries.

■	Growth investing risk. Growth stocks tend to be more expensive relative to their earnings or assets compared with other types of stock. As a result they tend to be more sensitive to changes in their earnings and can be more volatile.
■	Investing in the European Union risk. Many countries in the European Union are susceptible to high economic risks associated with high levels of debt, notably due to investments in sovereign debts of European countries such as Greece, Italy and Spain. One or more member states might exit the European Union, placing its currency and banking system in jeopardy. The European Union faces major issues involving its membership, structure, procedures and policies, including the adoption, abandonment or adjustment of the new constitutional treaty, the European Union’s enlargement to the south and east, and resolution of the European Union’s problematic fiscal and democratic accountability. Efforts of the member states to further unify their economic and monetary policies may increase the potential for the downward movement of one member state’s market to cause a similar effect on other member states’ markets. European countries that are part of the European Economic and Monetary Union may be significantly affected by the tight fiscal and monetary controls that the union seeks to impose on its members.
■	Management risk. The investment
■	techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	IEGAX
Class B Shares	IEGBX
Class C Shares	IEGCX
Class Y Shares	IEGYX
Class R5 Shares	IEGIX
Class R6 Shares	IEGFX

8                Invesco International Small Company Fund

Schedule of Investments

December 31, 2013

	Shares	Value
Common Stocks & Other Equity Interests–89.48%
Belgium–0.94%
S.A. D’Ieteren N.V.	108,815	$5,419,418

Brazil–3.53%
Diagnosticos da America S.A.	1,398,200	8,618,514
Fleury S.A.	867,400	6,756,767
Wilson Sons Ltd.–BDR	374,900	4,907,459
		20,282,740

Canada–23.84%
Aastra Technologies Ltd.	304,100	12,654,133
Brookfield Real Estate Services, Inc.	375,300	4,716,866
Calian Technologies Ltd.	367,000	6,986,198
Calvalley Petroleum Inc.–Class A(a)	2,828,621	4,793,370
Canyon Services Group, Inc.	403,000	4,560,403
Cequence Energy Ltd.(a)	2,575,000	4,339,343
Dorel Industries Inc.–Class B	134,355	5,117,683
Epsilon Energy Ltd.(a)	1,204,800	3,833,764
Glentel, Inc.	459,800	6,146,827
Hammond Power Solutions Inc.	249,800	1,643,854
Horizon North Logistics Inc.	786,000	7,362,738
Major Drilling Group International Inc.	643,284	4,657,178
Northern Dynasty Minerals Ltd.(a)	1,091,777	1,438,983
Onex Corp.	181,599	9,804,842
Paladin Labs, Inc.(a)	77,000	8,588,015
Paramount Resources Ltd.–Class A(a)	308,455	11,290,464
Total Energy Services Inc.	742,790	14,419,441
TransGlobe Energy Corp.(a)	1,171,422	9,793,097
Trilogy Energy Corp.	290,500	7,548,296
Wi-LAN Inc.	2,189,700	7,318,240
		137,013,735

China–0.95%
Franshion Properties China Ltd.	14,500,000	5,066,159
Integrated Waste Solutions Group Holdings Ltd.(a)	21,094,000	372,686
		5,438,845

France–2.70%
Metropole Television S.A.	373,600	8,575,403
Vicat S.A.	93,300	6,939,035
		15,514,438

Germany–4.16%
CTS Eventim AG	92,000	4,659,174
MorphoSys AG(a)	212,514	16,358,798
Takkt AG	157,000	2,913,848
		23,931,820

Hong Kong–2.81%
First Pacific Co. Ltd.	14,124,000	16,140,197

	Shares	Value
Ireland–4.30%
DCC PLC	318,895	$15,678,996
UDG Healthcare PLC	1,683,926	9,035,004
		24,714,000

Italy–2.87%
Ansaldo STS S.p.A.	286,580	3,095,073
Danieli & C. Officine Meccaniche S.p.A.–Savings Shares	596,910	13,396,292
		16,491,365

Japan–4.55%
EXEDY Corp.	225,500	6,608,098
Nippon Ceramic Co., Ltd.	617,100	9,660,000
THK Co., Ltd.	395,000	9,872,982
		26,141,080

Malaysia–4.43%
IGB Corp. Berhad	25,677,171	21,321,215
Top Glove Corp. Berhad	2,417,100	4,157,908
		25,479,123

Netherlands–0.68%
Aalberts Industries N.V.	121,823	3,900,554

New Zealand–1.19%
Freightways Ltd.	1,770,681	6,872,466

Norway–3.68%
Bonheur ASA	313,995	6,689,652
Prosafe S.E.	1,067,072	8,234,232
TGS Nopec Geophysical Co. ASA	233,066	6,208,419
		21,132,303

Philippines–3.17%
Energy Development Corp.	53,503,850	6,445,667
First Gen Corp.	36,577,841	10,760,369
Manila Water Co.	2,110,400	1,045,811
		18,251,847

Spain–0.44%
Duro Felguera, S.A.	377,000	2,544,103

Switzerland–5.16%
Aryzta AG	203,813	15,666,822
Kuoni Reisen Holding AG	15,400	6,977,383
Tecan Group AG	59,428	7,027,972
		29,672,177

Thailand–1.46%
Major Cineplex Group PCL	8,476,400	4,535,606
Siam Commercial Bank PCL (The)	875,500	3,856,632
		8,392,238

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco International Small Company Fund

	Shares	Value
Turkey–1.10%
Koza Anadolu Metal Madencilik Isletmeleri A.S.(a)	3,313,373	$3,746,319
Yazicilar Holding A.S.–Class A	292,827	2,553,961
		6,300,280

United Kingdom–16.85%
Amlin PLC	878,216	6,698,527
Catlin Group Ltd.	881,771	8,509,322
Chemring Group PLC	842,178	3,124,009
Clarkson PLC	142,000	4,705,392
Halma PLC	736,283	7,365,616
Homeserve PLC	883,342	4,027,128
IG Group Holdings PLC	985,373	10,079,875
Informa PLC	1,166,809	11,081,372
Kier Group PLC	335,670	10,200,206
Lancashire Holdings Ltd.	640,465	8,601,547
Micro Focus International PLC	619,978	7,884,930

	Shares	Value
United Kingdom–(continued)
Tullett Prebon PLC	1,417,698	$8,839,120
Ultra Electronics Holdings PLC	178,278	5,711,976
		96,829,020

United States–0.67%
Bauer Performance Sports Ltd.(a)	287,500	3,835,318
Total Common Stocks & Other Equity Interests (Cost $366,395,567)		514,297,067

Money Market Funds–10.41%
Liquid Assets Portfolio–Institutional Class(b)	29,908,541	29,908,541
Premier Portfolio–Institutional Class(b)	29,908,540	29,908,540
Total Money Market Funds (Cost $59,817,081)		59,817,081
TOTAL INVESTMENTS–99.89% (Cost $426,212,648)		574,114,148
OTHER ASSETS LESS LIABILITIES–0.11%		674,520
NET ASSETS–100.00%		$574,788,668

Investment Abbreviations:

BDR	– Brazilian Depositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco International Small Company Fund

Statement of Assets and Liabilities

December 31, 2013

Assets:
Investments, at value (Cost $366,395,567)	$514,297,067
Investments in affiliated money market funds, at value and cost	59,817,081
Total investments, at value (Cost $426,212,648)	574,114,148
Foreign currencies, at value (Cost $470,486)	472,763
Receivable for:
Fund shares sold	1,498,537
Dividends	733,156
Investment for trustee deferred compensation and retirement plans	118,223
Other assets	31,447
Total assets	576,968,274

Liabilities:
Payable for:
Fund shares reacquired	764,063
Accrued foreign taxes	827,333
Accrued fees to affiliates	348,672
Accrued trustees’ and officers’ fees and benefits	1,324
Accrued other operating expenses	100,158
Trustee deferred compensation and retirement plans	138,056
Total liabilities	2,179,606
Net assets applicable to shares outstanding	$574,788,668

Net assets consist of:
Shares of beneficial interest	$428,995,644
Undistributed net investment income	(597,497)
Undistributed net realized gain (loss)	(1,516,306)
Net unrealized appreciation	147,906,827
$574,788,668

Net Assets:
Class A	$285,785,334
Class B	$5,281,816
Class C	$33,764,113
Class Y	$122,162,616
Class R5	$91,240,399
Class R6	$36,554,390

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	13,389,290
Class B	257,180
Class C	1,643,664
Class Y	5,713,960
Class R5	4,296,971
Class R6	1,721,234
Class A:
Net asset value and offering price per share	$21.34
Maximum offering price per share
(Net asset value of $21.34 ÷ 94.50%)	$22.58
Class B:
Net asset value and offering price per share	$20.54
Class C:
Net asset value and offering price per share	$20.54
Class Y:
Net asset value and offering price per share	$21.38
Class R5:
Net asset value and offering price per share	$21.23
Class R6:
Net asset value and offering price per share	$21.24

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco International Small Company Fund

Statement of Operations

For the year ended December 31, 2013

Investment income:
Dividends (net of foreign withholding taxes of $1,757,533)	$15,388,270
Dividends from affiliated money market funds	45,381
Total investment income	15,433,651

Expenses:
Advisory fees	5,033,052
Administrative services fees	150,930
Custodian fees	257,908
Distribution fees:
Class A	716,269
Class B	70,183
Class C	345,228
Transfer Agent Fees — A, B, C and Y	754,239
Transfer agent fees — R5	89,029
Transfer agent fees — R6	2,887
Trustees’ and officers’ fees and benefits	48,696
Other	254,233
Total expenses	7,722,654
Less: Fees waived and expense offset arrangement(s)	(94,979)
Net expenses	7,627,675
Net investment income	7,805,976

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	31,262,899
Foreign currencies	(151,272)
31,111,627
Change in net unrealized appreciation of:
Investment securities (net of foreign taxes on holdings of $1,938,810)	11,007,627
Foreign currencies	8,050
11,015,677
Net realized and unrealized gain	42,127,304
Net increase in net assets resulting from operations	$49,933,280

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco International Small Company Fund

Statement of Changes in Net Assets

For the years ended December 31, 2013 and 2012

	2013	2012
Operations:
Net investment income	$7,805,976	$4,976,901
Net realized gain	31,111,627	31,724,822
Change in net unrealized appreciation	11,015,677	38,335,856
Net increase in net assets resulting from operations	49,933,280	75,037,579

Distributions to shareholders from net investment income:
Class A	(3,820,191)	(613,597)
Class B	(26,632)	(6,168)
Class C	(160,654)	(20,190)
Class Y	(1,917,351)	(388,967)
Class R5	(1,546,839)	(434,585)
Class R6	(646,296)	(101,743)
Total distributions from net investment income	(8,117,963)	(1,565,250)

Distributions to shareholders from net realized gains:
Class A	(13,562,737)	—
Class B	(282,918)	—
Class C	(1,706,654)	—
Class Y	(5,731,040)	—
Class R5	(4,408,571)	—
Class R6	(1,760,133)	—
Total distributions from net realized gains	(27,452,053)	—

Share transactions–net:
Class A	(18,143,521)	(58,986,705)
Class B	(5,326,242)	(8,843,460)
Class C	(3,336,151)	(7,352,476)
Class Y	28,969,482	27,908,527
Class R5	8,949,355	(3,191,597)
Class R6	18,263,856	17,091,745
Net increase (decrease) in net assets resulting from share transactions	29,376,779	(33,373,966)
Net increase in net assets	43,740,043	40,098,363

Net assets:
Beginning of year	531,048,625	490,950,262
End of year (includes undistributed net investment income of $(597,497) and $(117,443), respectively)	$574,788,668	$531,048,625

Notes to Financial Statements

December 31, 2013

NOTE 1—Significant Accounting Policies

Invesco International Small Company Fund (the “Fund”) is a series portfolio of AIM Funds Group (Invesco Funds Group) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of four separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class Y, Class R5 and Class R6. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be

13                         Invesco International Small Company Fund

able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

As of the close of business on January 29, 2010, the Fund limited public sales of its shares to new investors.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

14                         Invesco International Small Company Fund

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

J.	Forward Foreign Currency Contracts — The Fund may enter into forward foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

15                         Invesco International Small Company Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.935%
Next $250 million	0.91%
Next $500 million	0.885%
Next $1.5 billion	0.86%
Next $2.5 billion	0.835%
Next $2.5 billion	0.81%
Next $2.5 billion	0.785%
Over $10 billion	0.76%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2014, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares to 2.25%, 3.00%, 3.00%, 2.00%, 2.00% and 2.00% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2014. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under the expense limitation.

Further, the Adviser has contractually agreed, through at least April 30, 2015, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2013, the Adviser waived advisory fees of $94,138.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended December 31, 2013, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2013, IDI advised the Fund that IDI retained $6,285 in front-end sales commissions from the sale of Class A shares and $195, $4,504 and $989 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

16                         Invesco International Small Company Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2013. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the year ended December 31, 2013, there were transfers from Level 1 to Level 2 of $26,018,798 and Level 2 to Level 1 of $116,379,329, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Belgium	$5,419,418	$—	$—	$5,419,418
Brazil	20,282,740	—	—	20,282,740
Canada	137,013,735	—	—	137,013,735
China	—	5,066,159	372,686	5,438,845
France	—	15,514,438	—	15,514,438
Germany	7,573,022	16,358,798	—	23,931,820
Hong Kong	—	16,140,197	—	16,140,197
Ireland	24,714,000	—	—	24,714,000
Italy	3,095,073	13,396,292	—	16,491,365
Japan	—	26,141,080	—	26,141,080
Malaysia	21,321,215	4,157,908	—	25,479,123
Netherlands	—	3,900,554	—	3,900,554
New Zealand	6,872,466	—	—	6,872,466
Norway	8,234,232	12,898,071	—	21,132,303
Philippines	11,806,180	6,445,667	—	18,251,847
Spain	—	2,544,103	—	2,544,103
Switzerland	7,027,972	22,644,205	—	29,672,177
Thailand	—	8,392,238	—	8,392,238
Turkey	2,553,961	3,746,319	—	6,300,280
United Kingdom	58,463,704	38,365,316	—	96,829,020
United States	63,652,399	—	—	63,652,399
	$378,030,117	$195,711,345	$372,686	$574,114,148

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2013, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $841.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

17                         Invesco International Small Company Fund

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2013 and 2012:

	2013	2012
Ordinary income	$8,117,963	$1,565,250
Long-term capital gain	27,452,053	—
Total distributions	$35,570,016	$1,565,250

Tax Components of Net Assets at Period-End:

2013
Undistributed ordinary income	$606,649
Net unrealized appreciation — investments	145,815,731
Net unrealized appreciation — other investments	5,328
Temporary book/tax differences	(129,500)
Post-October deferrals	(505,184)
Shares of beneficial interest	428,995,644
Total net assets	$574,788,668

The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales and passive foreign investment companies.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in 8 tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $4,330,481 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund does not have a capital loss carryforward at period-end.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2013 was $88,979,649 and $82,632,871, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$175,528,052
Aggregate unrealized (depreciation) of investment securities	(29,712,321)
Net unrealized appreciation of investment securities	$145,815,731

Cost of investments for tax purposes is $428,298,417.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and income distributions, on December 31, 2013, undistributed net investment income (loss) was decreased by $168,067, undistributed net realized gain (loss) was increased by $169,831 and shares of beneficial interest was decreased by $1,764. This reclassification had no effect on the net assets of the Fund.

18                         Invesco International Small Company Fund

NOTE 10—Share Information

	Summary of Share Activity
	Years ended December 31,
	2013(a)		2012
	Shares	Amount	Shares	Amount
Sold:
Class A	2,974,887	$63,332,134	3,155,033	$60,176,317
Class B	10,272	210,586	7,313	135,704
Class C	104,480	2,143,858	86,777	1,622,677
Class Y	3,035,226	65,339,788	3,120,840	60,671,259
Class R5	1,366,216	29,014,911	1,569,022	29,376,800
Class R6(b)	873,972	18,874,053	919,157	18,072,042

Issued as reinvestment of dividends:
Class A	751,005	15,485,727	26,658	544,365
Class B	14,875	295,267	289	5,691
Class C	87,815	1,743,126	947	18,639
Class Y	292,911	6,048,614	17,258	353,100
Class R5	254,438	5,218,528	21,080	428,336
Class R6	117,330	2,406,429	5,005	101,743

Automatic conversion of Class B shares to Class A shares:
Class A	208,787	4,458,501	293,006	5,649,653
Class B	(217,356)	(4,458,501)	(303,824)	(5,649,653)

Reacquired:(c)
Class A	(4,758,112)	(101,419,883)	(6,625,228)	(125,357,040)
Class B	(67,491)	(1,373,594)	(182,950)	(3,335,202)
Class C	(352,414)	(7,223,135)	(489,675)	(8,993,792)
Class Y	(1,972,247)	(42,418,920)	(1,727,384)	(33,115,832)
Class R5	(1,181,701)	(25,284,084)	(1,708,841)	(32,996,733)
Class R6	(140,815)	(3,016,626)	(53,415)	(1,082,040)
Net increase (decrease) in share activity	1,402,078	$29,376,779	(1,868,932)	$(33,373,966)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 28% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Commencement date of September 24, 2012.
(c)	Net of redemption fees of $2,473 allocated among the classes based on relative net assets of each class for the year ended December 31, 2012.

19                         Invesco International Small Company Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period(b)	Total return(c)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(d)
Class A
Year ended 12/31/13	$20.81	$0.29	$1.64	$1.93	$(0.31)	$(1.09)	$(1.40)	$21.34	9.50%	$285,785	1.45	%(e)	1.47	%(e)	1.37	%(e)	17%
Year ended 12/31/12	17.93	0.18	2.74	2.92	(0.04)	—	(0.04)	20.81	16.31	295,767	1.50		1.51		0.97		15
Year ended 12/31/11	18.75	0.19	(0.77)	(0.58)	(0.24)	—	(0.24)	17.93	(3.08)	311,409	1.49		1.50		1.02		18
Year ended 12/31/10	15.05	0.16	3.69	3.85	(0.15)	—	(0.15)	18.75	25.60	382,960	1.57		1.58		1.01		20
Year ended 12/31/09	9.19	0.21	5.82	6.03	(0.17)	—	(0.17)	15.05	65.63	354,624	1.60		1.61		1.76		26
Class B
Year ended 12/31/13	20.03	0.12	1.58	1.70	(0.10)	(1.09)	(1.19)	20.54	8.71	5,282	2.20	(e)	2.22	(e)	0.62	(e)	17
Year ended 12/31/12	17.36	0.04	2.64	2.68	(0.01)	—	(0.01)	20.03	15.44	10,352	2.25		2.26		0.22		15
Year ended 12/31/11	18.14	0.05	(0.74)	(0.69)	(0.09)	—	(0.09)	17.36	(3.83)	17,296	2.24		2.25		0.27		18
Year ended 12/31/10	14.57	0.04	3.55	3.59	(0.02)	—	(0.02)	18.14	24.65	25,086	2.32		2.33		0.26		20
Year ended 12/31/09	8.91	0.12	5.62	5.74	(0.08)	—	(0.08)	14.57	64.48	26,946	2.35		2.36		1.01		26
Class C
Year ended 12/31/13	20.03	0.12	1.58	1.70	(0.10)	(1.09)	(1.19)	20.54	8.71	33,764	2.20	(e)	2.22	(e)	0.62	(e)	17
Year ended 12/31/12	17.37	0.04	2.63	2.67	(0.01)	—	(0.01)	20.03	15.38	36,136	2.25		2.26		0.22		15
Year ended 12/31/11	18.14	0.05	(0.73)	(0.68)	(0.09)	—	(0.09)	17.37	(3.77)	38,311	2.24		2.25		0.27		18
Year ended 12/31/10	14.57	0.04	3.55	3.59	(0.02)	—	(0.02)	18.14	24.65	49,484	2.32		2.33		0.26		20
Year ended 12/31/09	8.91	0.12	5.62	5.74	(0.08)	—	(0.08)	14.57	64.48	46,646	2.35		2.36		1.01		26
Class Y
Year ended 12/31/13	20.84	0.35	1.65	2.00	(0.37)	(1.09)	(1.46)	21.38	9.82	122,163	1.20	(e)	1.22	(e)	1.62	(e)	17
Year ended 12/31/12	17.97	0.23	2.73	2.96	(0.09)	—	(0.09)	20.84	16.51	90,843	1.25		1.26		1.22		15
Year ended 12/31/11	18.79	0.24	(0.77)	(0.53)	(0.29)	—	(0.29)	17.97	(2.79)	52,959	1.24		1.25		1.27		18
Year ended 12/31/10	15.08	0.20	3.70	3.90	(0.19)	—	(0.19)	18.79	25.89	31,780	1.32		1.33		1.26		20
Year ended 12/31/09	9.20	0.26	5.81	6.07	(0.19)	—	(0.19)	15.08	66.09	20,216	1.35		1.36		2.01		26
Class R5
Year ended 12/31/13	20.71	0.36	1.63	1.99	(0.38)	(1.09)	(1.47)	21.23	9.88	91,240	1.13	(e)	1.15	(e)	1.69	(e)	17
Year ended 12/31/12	17.85	0.25	2.72	2.97	(0.11)	—	(0.11)	20.71	16.66	79,911	1.13		1.14		1.34		15
Year ended 12/31/11	18.67	0.26	(0.76)	(0.50)	(0.32)	—	(0.32)	17.85	(2.66)	70,976	1.11		1.12		1.40		18
Year ended 12/31/10	14.98	0.24	3.68	3.92	(0.23)	—	(0.23)	18.67	26.20	61,396	1.10		1.11		1.48		20
Year ended 12/31/09	9.13	0.28	5.79	6.07	(0.22)	—	(0.22)	14.98	66.56	34,269	1.10		1.11		2.26		26
Class R6
Year ended 12/31/13	20.72	0.38	1.63	2.01	(0.40)	(1.09)	(1.49)	21.24	9.97	36,554	1.04	(e)	1.06	(e)	1.78	(e)	17
Year ended 12/31/12(f)	19.66	0.08	1.09	1.17	(0.11)	—	(0.11)	20.72	5.99	18,039	1.05	(g)	1.06	(g)	1.42	(g)	15

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share, for fiscal years prior to December 31, 2012.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $286,508, $7,018, $34,523, $105,767, $90,725 and $22,980 for Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Commencement date of September 24, 2012.
(g)	Annualized.

20                         Invesco International Small Company Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Funds Group (Invesco Funds Group)

and Shareholders of Invesco International Small Company Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco International Small Company Fund (one of the funds constituting AIM Funds Group (Invesco Funds Group), hereafter referred to as the “Fund”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 26, 2014

Houston, Texas

21                         Invesco International Small Company Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2013 through December 31, 2013.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (07/01/13)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/13)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/13)	Expenses Paid During Period[2]
A	$1,000.00	$1,125.80	$7.82	$1,017.85	$7.43	1.46%
B	1,000.00	1,122.40	11.82	1,014.06	11.22	2.21
C	1,000.00	1,121.90	11.82	1,014.06	11.22	2.21
Y	1,000.00	1,127.50	6.49	1,019.11	6.16	1.21
R5	1,000.00	1,128.20	6.06	1,019.51	5.75	1.13
R6	1,000.00	1,129.10	5.58	1,019.96	5.30	1.04

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2013 through December 31, 2013, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

22                         Invesco International Small Company Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2013:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$27,452,053
Corporate Dividends Received Deduction*	0.00%
Qualified Dividend Income*	100%
Foreign Taxes	$0.0546	per share
Foreign Source Income	$0.5920	per share

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

23                         Invesco International Small Company Fund

Trustees and Officers

The address of each trustee and officer is AIM Funds Group (Invesco Funds Group) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			123	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			123	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	136	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy
[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex because he and his firm currently provide legal services as legal counsel to such Funds.

T-1                         Invesco International Small Company Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1987	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	123	ACE Limited (insurance company); Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	136	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	123	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	123	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			123	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			123	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	123	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	123	None
Larry Soll — 1942 Trustee	2003	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	123	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	136	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	123	None

T-2                         Invesco International Small Company Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	1992

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

T-3                         Invesco International Small Company Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, Invesco Funds (Chicago), and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco International Small Company Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy

You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.

    Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.

    Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-01540 and 002-27334 ISC-AR-1 Invesco Distributors, Inc.

Annual Report to Shareholders	December 31, 2013
Invesco Small Cap Equity Fund
Nasdaq: A: SMEAX ¡ B: SMEBX ¡ C: SMECX ¡ R: SMERX ¡ Y: SMEYX ¡ R5: SMEIX ¡ R6: SMEFX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Invesco Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside, your Fund’s portfolio managers discuss how they managed your Fund and the factors that affected its performance during the reporting period. I hope you find this report of interest.

    During the year covered by this report, major US and global equity market indexes hit multiyear or all-time highs[1], the result of a strengthening US economy and relatively healthy corporate profits. Also helping equities was a return of individual investors to stocks – due in part to monetary policies that kept interest rates (and yields on fixed income securities) low. At the end of the reporting period, amid widespread signs of an improving economy, the US Federal Reserve announced that it would begin a long-anticipated reduction in its bond-buying program in January 2014; its decision was widely expected and investors reacted positively to the announcement. Despite some mid-summer volatility, overseas equity market indexes in developed and emerging nations generally rose during the year.

    Extended periods of strong market performance such as we saw throughout 2013 can lull some investors into a false sense of security – just as extended periods of volatility or market weakness can discourage some investors from undertaking disciplined, long-term investment plans. That’s why Invesco believes it can often be helpful to work with a skilled and trusted financial adviser; he or she can emphasize the importance of adhering to an investment plan designed to achieve long-term goals like a first home, a college education for a child or a comfortable retirement. A financial adviser who is familiar with your individual financial situation, investment goals and risk tolerance can be an invaluable partner as you work toward your financial goals. He or she can provide insight and perspective when markets are volatile; encouragement and reassurance when times are uncertain; and advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

    Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your individual Invesco account whenever it’s convenient for you; just complete a simple, secure online registration. Use the “Login” box on our home page to get started.

    Using Invesco’s mobile app for iPad® (available free from the App StoreSM) allows you to obtain the same detailed information about your funds and the same investment insights from our investment leaders, market strategists, economists and retirement experts on the go. You also can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com or by visiting the “Intentional Investing Forum” on our home page. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

1 Source: Reuters

iPad is a trademark of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc.

2                Invesco Small Cap Equity Fund

Bruce Crockett

Dear Fellow Shareholders:

Many investors enjoyed positive returns on their investments in 2013. While some sectors of the market struggled, many major equity market indexes in the US and around the globe rose last year. The performance of stocks, fixed income securities and alternative investments – and the performance of mutual funds that invest in them – is determined by many factors, including unforeseeable economic and geopolitical events. Your Board certainly can’t determine how well various asset classes in the market perform, but we work hard throughout the year on issues that affect you and your fellow shareholders and determine how your investments are managed.

    For example, the Invesco Funds Board works to ensure that we provide a lineup of funds that allow financial advisers to build portfolios that meet shareholders’ changing financial needs and goals. Your Board works with Invesco Advisers on a continuing basis to provide financial products that may help investors achieve their varied financial goals. We also carefully monitor how the management teams of all the Invesco funds are performing in light of ever-changing and often unpredictable economic and market conditions. Your Board carefully assesses their performance in a constantly changing and highly competitive marketplace.

    Your Board also conducts an annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This annual review, which is required by the Investment Company Act of 1940, focuses on the nature and quality of the services Invesco provides as adviser to the Invesco Funds and the reasonableness of the fees that it charges for those services. Each year, we spend months reviewing detailed information that we request from Invesco that allows us to evaluate its services and fees. We also use information from many independent sources, including materials provided by the independent Senior Officer of the Invesco Funds, who reports directly to the independent Trustees on the Board. Additionally, we meet with independent legal counsel and review performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field.

    Be assured that your Board will continue working on behalf of fund shareholders, keeping your needs and interests uppermost in our minds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                Invesco Small Cap Equity Fund

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2013, Invesco Small Cap Equity Fund had positive returns but underperformed its style-specific benchmark, the Russell 2000 Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/12 to 12/31/13, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	36.68%
Class B Shares	35.61
Class C Shares	35.62
Class R Shares	36.38
Class Y Shares	37.07
Class R5 Shares	37.22
Class R6 Shares	37.34
S&P 500 Index‚ (Broad Market Index)	32.39
Russell 2000 Index¡ (Style-Specific Index)	38.82
Lipper Small-Cap Core Funds Index¿ (Peer Group Index)	36.13

Source(s): ‚Invesco, S&P-Dow Jones via FactSet Research Systems Inc.;

                  ¡Invesco, Russell via FactSet Research Systems Inc.; ¿Lipper Inc.

How we invest

Our investment process seeks to identify attractively valued small-cap companies with high growth potential, demonstrated by consistent and accelerating revenue and earnings growth.

    We begin with a quantitative model that ranks companies based on a set of fundamental, valuation and timeliness factors. This proprietary model provides an objective approach to identifying new investment opportunities, as the highest ranked stocks become the primary focus of our research efforts.

    Our stock selection process is based on a rigorous three-step process that includes fundamental, valuation and timeliness analysis.

■	Fundamental analysis. Building financial models and conducting in- depth interviews with company management.
■	Valuation analysis. Identifying attractively valued stocks given their growth potential over a one- to two-year horizon.
■	Timeliness analysis. Identifying the timeliness of a stock purchase. We review trading volume characteristics and trend analysis to make sure there are no signs of the stock deteriorating. This also serves as a risk management measure that helps us confirm our high conviction candidates.

    Portfolio construction plays an important role in risk management. We align the Fund with the S&P SmallCap 600 Index, the benchmark we believe represents the small-cap core asset class. We seek to manage risk by keeping the Fund’s sector weightings in line with the benchmark and by staying fully diversified within each sector. We also seek to manage risk by typically investing in 120 to 130 holdings.

    We consider selling a stock when it no longer meets our investment criteria, based on:

■	Our original investment thesis is not valid because the fundamentals are no longer intact.

■	The price target set at purchase is exceeded.
■	The company’s timeliness profile deteriorates.

Market conditions and your Fund

The year ended December 31, 2013, was characterized by slow but steady improvement in the US economy and strong US equity market returns. As the year began, consumer confidence trended higher based on the recovery of the US housing market, despite uncertainty surrounding the outcome of tax and spending negotiations between the White House and Congress – and implementation of sequestration spending cuts – which consequently left many businesses hesitant to spend.

    US equity markets rose for the first half of the year, but from late May through June, capital markets declined following US Federal Reserve (the Fed) Chairman Ben Bernanke’s comments suggesting that the time had come for the Fed to begin to reduce the size of its bond buying program, also known as quantitative easing (QE). This sell-off was brief but broad, and few asset classes were immune. Markets stabilized in mid-summer, despite some volatility in August surrounding a potential US military reaction to instability in Syria. The fourth quarter began amid uncertainty created by a two-week federal government shutdown, yet equities shrugged off this news and rallied steadily throughout the last three months of the year. In December, as expected, the Fed officially announced that it would begin reducing the scope of QE in early 2014. Despite the Fed’s actions, equities continued to rise, as the announcement was widely anticipated and largely priced into stock valuations.

    For the reporting period, major US equity market indexes delivered strong double-digit gains, and all 10 sectors of the S&P 500 Index had positive returns.

Portfolio Composition By sector
Financials	20.1%
Industrials	18.3
Information Technology	16.8
Consumer Discretionary	15.4
Health Care	12.1
Energy	6.1
Materials	6.0
Utilities	1.8
Consumer Staples	1.6
Money Market Funds Plus Other Assets Less Liabilities	1.8

Top 10 Equity Holdings*

1. Trex Co., Inc.	1.5%
2. La-Z-Boy Inc.	1.3
3. EnerSys	1.3
4. SS&C Technologies Holdings, Inc.	1.3
5. Cray, Inc.	1.3
6. Graphic Packaging Holding Co.	1.3
7. Bally Technologies Inc.	1.2
8. Old Dominion Freight Line, Inc.	1.2
9. ARRIS Group Inc.	1.2
10. Interface, Inc.	1.2

Top Five Industries*

1. Regional Banks	10.4%
2. Application Software	4.1
3. Restaurants	4.0
4. Oil & Gas Equipment & Services	3.4
5. Industrial Machinery	3.1

Total Net Assets	$1.4 billion

Total Number of Holdings*	106

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

4                Invesco Small Cap Equity Fund

The consumer discretionary sector had the highest return of any sector.

    The Fund had solid positive returns, but lagged the strong pace of the benchmark Russell 2000 Index. The Fund outperformed significantly in the financials sector due to strong stock selection and also performed well in the consumer discretionary, utilities, energy and materials sectors. However, this was offset by negative stock selection in the information technology (IT) and industrials sectors as well as the relative drag of a small cash position during a period of strong market performance. Fund positioning is based primarily on our bottom-up stock selection process, and our long term investment horizon leads to relatively low turnover.

    The Fund outperformed its style-specific benchmark by the widest margin in the financials sector due primarily to positive stock selection. Discount broker and bank holding company E*TRADE Financial contributed to Fund performance as it benefited from a re-acceleration in customer trading activity. Merger and acquisition specialist firm Evercore Partners and asset management firm Affiliated Managers Group were also solid contributors during the year as their revenue prospects rose along with equity markets.

    The Fund also outperformed in the consumer discretionary sector due to positive stock selection. Home furniture company La-Z-Boy was a solid contributor as it repeatedly beat expectations and the stock more than doubled during the year. Nexstar Broadcasting Group also contributed to results as it made several accretive acquisitions of smaller networks.

    The IT sector was an area of underperformance for the Fund during the year. A pair of semiconductor companies were large detractors from performance. Fairchild Semiconductor reported earnings below market expectations and also gave reduced expectations for future earnings, which pressured the stock. Semtech traded lower on concerns about temporary inventory build ups for a smartphone manufacturer to which it is a major supplier and led the company to lower quarterly earning guidance.

    The Fund also underperformed in the industrials sector based on stock selection. AeroVironment is a manufacturer of small unmanned aircraft systems for the Department of Defense (DoD). While the company has consistently launched new products to drive growth and increase US military situational awareness, the stock was hit hard by the sequester and funding delays at DoD and we sold it during the year.

    We thank you for your commitment to Invesco Small Cap Equity Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Juliet Ellis Chartered Financial Analyst, portfolio manager and chief investment officer of Invesco’s domestic growth investments team, is lead manager of Invesco Small Cap Equity Fund. She joined Invesco in 2004. Ms. Ellis earned a BA in economics and political science from Indiana University.

Juan Hartsfield Chartered Financial Analyst, portfolio manager, is manager of Invesco Small Cap Equity Fund. He joined Invesco in 2004. Mr. Hartsfield earned a BS in petroleum engineering from The University of Texas at Austin and an MBA from the University of Michigan.

5                Invesco Small Cap Equity Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/03

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                Invesco Small Cap Equity Fund

Average Annual Total Returns
As of 12/31/13, including maximum applicable sales charges

Class A Shares
Inception (8/31/00)	7.63%
10 Years	8.28
5 Years	17.71
1 Year	29.17

Class B Shares
Inception (8/31/00)	7.63%
10 Years	8.25
5 Years	17.97
1 Year	30.61

Class C Shares
Inception (8/31/00)	7.31%
10 Years	8.09
5 Years	18.17
1 Year	34.62

Class R Shares
Inception (6/3/02)	8.58%
10 Years	8.63
5 Years	18.76
1 Year	36.38

Class Y Shares
10 Years	9.05%
5 Years	19.39
1 Year	37.07

Class R5 Shares
10 Years	9.41%
5 Years	19.64
1 Year	37.22

Class R6 Shares
10 Years	8.96%
5 Years	19.19
1 Year	37.34

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    Class R5 shares incepted on April 29, 2005. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.34%, 2.09%, 2.09%, 1.59%, 1.09%, 0.88% and 0.81%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

7                Invesco Small Cap Equity Fund

Invesco Small Cap Equity Fund’s investment objective is long-term growth of capital.

■	Unless otherwise stated, information presented in this report is as of December 31, 2013, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	Initial public offerings (IPO) risk. The prices of IPO securities fluctuate more than prices of equity securities of companies with longer trading histories. In addition, companies offering securities in IPOs may have less experienced management or limited operating histories. There can be no assurance that the Fund will have favorable IPO investment opportunities.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Small- and mid-capitalization risks. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

About indexes used in this report

■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
■	The Russell 2000® Index is an unmanaged index considered representative of small-cap stocks. The Russell 2000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
■	The Lipper Small-Cap Core Funds Index is an unmanaged index considered representative of small-cap core funds tracked by Lipper.
■	The S&P SmallCap 600® Index is a market-value weighted index considered representative of small-cap US stocks.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols
Class A Shares	SMEAX
Class B Shares	SMEBX
Class C Shares	SMECX
Class R Shares	SMERX
Class Y Shares	SMEYX
Class R5 Shares	SMEIX
Class R6 Shares	SMEFX

8                Invesco Small Cap Equity Fund

Schedule of Investments(a)

December 31, 2013

	Shares	Value
Common Stocks & Other Equity Interests–98.23%
Advertising–1.03%
Interpublic Group of Cos., Inc. (The)	799,481	$14,150,814

Aerospace & Defense–0.90%
Triumph Group, Inc.	163,549	12,441,172

Apparel Retail–0.38%
bebe stores, inc.	977,848	5,202,151

Apparel, Accessories & Luxury Goods–1.30%
Columbia Sportswear Co.	79,240	6,240,150
PVH Corp.	86,016	11,699,896
		17,940,046

Application Software–4.10%
Actuate Corp.(b)	669,985	5,165,584
Cadence Design Systems, Inc.(b)	834,172	11,695,091
Informatica Corp.(b)	301,425	12,509,138
MicroStrategy Inc.–Class A(b)	70,283	8,731,960
SS&C Technologies Holdings, Inc.(b)	414,161	18,330,766
		56,432,539

Asset Management & Custody Banks–1.40%
Affiliated Managers Group, Inc.(b)	71,417	15,488,919
Artisan Partners Asset Management, Inc.–Class A	57,582	3,753,771
		19,242,690

Auto Parts & Equipment–0.98%
TRW Automotive Holdings Corp.(b)	180,622	13,436,471

Automobile Manufacturers–1.12%
Thor Industries, Inc.	278,131	15,361,175

Automotive Retail–1.14%
Penske Automotive Group, Inc.	332,175	15,665,373

Biotechnology–1.01%
Cubist Pharmaceuticals, Inc.(b)	201,522	13,878,820

Broadcasting–1.03%
Nexstar Broadcasting Group, Inc.–Class A	253,684	14,137,809

Building Products–2.49%
Apogee Enterprises, Inc.	393,131	14,117,334
Trex Co., Inc.(b)	253,804	20,185,032
		34,302,366

Casinos & Gaming–1.23%
Bally Technologies Inc.(b)	215,497	16,905,740

Communications Equipment–1.85%
ARRIS Group Inc.(b)	663,376	16,163,156
JDS Uniphase Corp.(b)	710,752	9,225,561
		25,388,717

	Shares	Value
Computer Hardware–1.31%
Cray, Inc.(b)(c)	657,613	$18,058,053

Construction & Engineering–1.79%
Foster Wheeler AG (Switzerland)(b)	481,001	15,882,653
Primoris Services Corp.	280,346	8,727,171
		24,609,824

Construction Materials–0.98%
Eagle Materials Inc.	174,337	13,498,914

Data Processing & Outsourced Services–2.04%
Jack Henry & Associates, Inc.	254,676	15,079,366
MAXIMUS, Inc.	295,369	12,993,282
		28,072,648

Diversified Chemicals–0.98%
FMC Corp.	179,251	13,526,280

Diversified REIT’s–0.73%
Lexington Realty Trust(c)	985,600	10,062,976

Electrical Components & Equipment–1.34%
EnerSys	262,924	18,428,343

Electronic Components–1.15%
Belden Inc.	225,210	15,866,045

Electronic Equipment & Instruments–1.71%
Coherent, Inc.(b)	183,241	13,631,298
FEI Co.	110,388	9,864,272
		23,495,570

Electronic Manufacturing Services–1.03%
Sanmina Corp.(b)	851,548	14,220,852

Environmental & Facilities Services–1.98%
Team, Inc.(b)	312,944	13,250,049
Waste Connections, Inc.	320,629	13,989,043
		27,239,092

Food Distributors–0.90%
United Natural Foods, Inc.(b)	163,597	12,333,578

Gas Utilities–0.89%
UGI Corp.	295,668	12,258,395

Health Care Equipment–1.82%
Teleflex Inc.	113,318	10,636,027
Wright Medical Group, Inc.(b)	470,553	14,450,683
		25,086,710

Health Care Facilities–2.45%
Amsurg Corp.(b)	191,077	8,774,256
Community Health Systems Inc.(b)	307,206	12,063,979
LifePoint Hospitals, Inc.(b)	243,621	12,872,934
		33,711,169

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Small Cap Equity Fund

	Shares	Value
Health Care Services–1.54%
IPC The Hospitalist Co.(b)	195,870	$11,632,720
Premier Inc.–Class A(b)	258,178	9,490,623
		21,123,343

Health Care Supplies–1.78%
Haemonetics Corp.(b)	247,775	10,438,761
West Pharmaceutical Services, Inc.	285,852	14,023,899
		24,462,660

Home Furnishings–1.34%
La-Z-Boy Inc.	595,396	18,457,276

Homefurnishing Retail–0.80%
Pier 1 Imports, Inc.	478,116	11,034,917

Industrial Machinery–3.05%
TriMas Corp.(b)	377,816	15,071,080
Valmont Industries, Inc.	80,130	11,948,986
Watts Water Technologies, Inc.–Class A	242,093	14,978,294
		41,998,360

Insurance Brokers–0.87%
Arthur J. Gallagher & Co.	255,678	11,998,969

Internet Software & Services–1.49%
SciQuest, Inc.(b)	227,893	6,490,393
ValueClick, Inc.(b)	599,308	14,005,828
		20,496,221

Investment Banking & Brokerage–2.15%
E*TRADE Financial Corp.(b)	712,205	13,987,706
Evercore Partners Inc.–Class A	261,777	15,649,029
		29,636,735

Life & Health Insurance–1.00%
StanCorp Financial Group, Inc.	207,261	13,731,041

Life Sciences Tools & Services–1.58%
Bio-Rad Laboratories, Inc.–Class A(b)	79,125	9,780,641
Charles River Laboratories International, Inc.(b)	225,737	11,973,091
		21,753,732

Multi-Line Insurance–1.01%
American Financial Group, Inc.	240,250	13,867,230

Office REIT’s–0.72%
Douglas Emmett, Inc.	423,500	9,863,315

Office Services & Supplies–1.16%
Interface, Inc.	724,461	15,909,164

Oil & Gas Equipment & Services–3.39%
Dresser-Rand Group, Inc.(b)	167,275	9,974,608
Helix Energy Solutions Group Inc.(b)	511,172	11,848,967
Oceaneering International, Inc.	157,101	12,392,127
Oil States International, Inc.(b)	121,590	12,368,135
		46,583,837

	Shares	Value
Oil & Gas Exploration & Production–2.49%
Energen Corp.	167,833	$11,874,185
Rosetta Resources, Inc.(b)	206,447	9,917,714
Ultra Petroleum Corp.(b)(c)	573,081	12,407,203
		34,199,102

Oil & Gas Storage & Transportation–1.12%
Targa Resources Corp.	175,119	15,440,242

Packaged Foods & Meats–0.70%
TreeHouse Foods, Inc.(b)	139,077	9,585,187

Paper Packaging–1.26%
Graphic Packaging Holding Co.(b)	1,811,359	17,389,046

Paper Products–0.80%
Schweitzer-Mauduit International, Inc.	212,460	10,935,316

Pharmaceuticals–1.93%
Endo Health Solutions Inc.(b)(c)	198,800	13,411,048
Medicines Co. (The)(b)	341,554	13,190,815
		26,601,863

Real Estate Services–0.94%
Jones Lang LaSalle Inc.	126,768	12,979,776

Regional Banks–10.38%
BancorpSouth, Inc.	568,394	14,448,575
Boston Private Financial Holdings, Inc.	1,108,320	13,986,998
CVB Financial Corp.	860,621	14,690,800
East West Bancorp, Inc.	400,841	14,017,410
Glacier Bancorp, Inc.	521,538	15,536,617
PacWest Bancorp(c)	349,621	14,760,999
Texas Capital Bancshares, Inc.(b)	242,849	15,105,208
Webster Financial Corp.	405,843	12,654,185
Western Alliance Bancorp(b)	587,560	14,019,182
Wintrust Financial Corp.	295,234	13,616,192
		142,836,166

Restaurants–4.04%
Cracker Barrel Old Country Store, Inc.	119,149	13,114,730
DineEquity, Inc.	139,569	11,660,990
Papa John’s International, Inc.	344,648	15,647,019
Red Robin Gourmet Burgers Inc.(b)	205,083	15,081,804
		55,504,543

Semiconductor Equipment–0.64%
Veeco Instruments Inc.(b)	267,548	8,805,005

Semiconductors–2.61%
Fairchild Semiconductor International, Inc.(b)	702,084	9,372,821
Hittite Microwave Corp.(b)	168,941	10,428,728
Power Integrations, Inc.	113,247	6,321,448
Semtech Corp.(b)	384,158	9,711,514
		35,834,511

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Small Cap Equity Fund

	Shares	Value
Specialized REIT’s–0.90%
LaSalle Hotel Properties	400,296	$12,353,135

Specialty Chemicals–1.06%
Minerals Technologies Inc.	242,732	14,580,911

Specialty Stores–1.03%
GNC Holdings, Inc.–Class A	242,653	14,183,068

Steel–0.92%
Haynes International, Inc.	228,961	12,647,806

Trading Companies & Distributors–1.74%
Beacon Roofing Supply, Inc.(b)	294,383	11,857,747
MRC Global Inc.(b)	372,085	12,003,462
		23,861,209

Trucking–2.73%
Celadon Group, Inc.	618,739	12,053,036
Landstar System, Inc.	150,803	8,663,632
Old Dominion Freight Line, Inc.(b)	318,039	16,862,428
		37,579,096
Total Common Stocks & Other Equity Interests (Cost $907,912,882)		1,351,187,114

	Shares	Value
Money Market Funds–2.38%
Liquid Assets Portfolio–Institutional Class(d)	16,404,982	$16,404,982
Premier Portfolio– Institutional Class(d)	16,404,982	16,404,982
Total Money Market Funds (Cost $32,809,964)		32,809,964
TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–100.61% (Cost $940,722,846)		1,383,997,078

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–2.66%
Liquid Assets Portfolio–Institutional Class (Cost $36,583,100)(d)(e)	36,583,100	36,583,100
TOTAL INVESTMENTS–103.27% (Cost $977,305,946)		1,420,580,178
OTHER ASSETS LESS LIABILITIES–(3.27)%		(45,024,431)
NET ASSETS–100.00%		$1,375,555,747

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2013.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I. The following table presents the Fund’s gross and net amount of assets available for offset by the Fund as of December 31, 2013:

Counterparty	Gross Amount of Securities on Loan at Value	Cash Collateral Received for Securities Loaned*	Net Amount
Brown Brothers Harriman	$35,929,865	$(35,929,865)	$—

*	Amount does not include excess collateral received.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Small Cap Equity Fund

Statement of Assets and Liabilities

December 31, 2013

Assets:
Investments, at value (Cost $907,912,882)*	$1,351,187,114
Investments in affiliated money market funds, at value and cost	69,393,064
Total investments, at value (Cost $977,305,946)	1,420,580,178
Receivable for:
Investments sold	77,190
Fund shares sold	3,441,906
Dividends	743,071
Investment for trustee deferred compensation and retirement plans	184,335
Other assets	41,500
Total assets	1,425,068,180

Liabilities:
Payable for:
Investments purchased	6,161,969
Fund shares reacquired	5,675,989
Collateral upon return of securities loaned	36,583,100
Accrued fees to affiliates	813,456
Accrued trustees’ and officers’ fees and benefits	1,494
Accrued other operating expenses	62,748
Trustee deferred compensation and retirement plans	213,677
Total liabilities	49,512,433
Net assets applicable to shares outstanding	$1,375,555,747

Net assets consist of:
Shares of beneficial interest	$923,965,190
Undistributed net investment income (loss)	279,796
Undistributed net realized gain	8,036,529
Net unrealized appreciation	443,274,232
$1,375,555,747

Net Assets:
Class A	$586,779,436
Class B	$12,722,864
Class C	$72,661,508
Class R	$114,041,008
Class Y	$269,044,257
Class R5	$200,674,068
Class R6	$119,632,606

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	34,514,566
Class B	852,477
Class C	4,870,102
Class R	6,955,241
Class Y	15,581,292
Class R5	11,153,724
Class R6	6,640,424
Class A:
Net asset value and offering price per share	$17.00
Maximum offering price per share
(Net asset value of $17.00 ÷ 94.50%)	$17.99
Class B:
Net asset value and offering price per share	$14.92
Class C:
Net asset value and offering price per share	$14.92
Class R:
Net asset value and offering price per share	$16.40
Class Y:
Net asset value and offering price per share	$17.27
Class R5:
Net asset value and offering price per share	$17.99
Class R6:
Net asset value and offering price per share	$18.02

*	At December 31, 2013, securities with an aggregate value of $35,929,865 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Small Cap Equity Fund

Statement of Operations

For the year ended December 31, 2013

Investment income:
Dividends	$10,166,115
Dividends from affiliated money market funds (includes securities lending income of $45,211)	65,245
Total investment income	10,231,360

Expenses:
Advisory fees	8,120,414
Administrative services fees	288,189
Custodian fees	43,745
Distribution fees:
Class A	1,225,177
Class B	126,912
Class C	619,256
Class R	494,513
Transfer agent fees — A, B, C, R and Y	2,102,718
Transfer agent fees — R5	159,953
Transfer agent fees — R6	7,669
Trustees’ and officers’ fees and benefits	72,531
Other	322,830
Total expenses	13,583,907
Less: Fees waived and expense offset arrangement(s)	(47,191)
Net expenses	13,536,716
Net investment income (loss)	(3,305,356)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains from securities sold to affiliates of $12,848,239)	78,899,138
Foreign currencies	(1,395)
78,897,743
Change in net unrealized appreciation of investment securities	272,619,771
Net realized and unrealized gain	351,517,514
Net increase in net assets resulting from operations	$348,212,158

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Small Cap Equity Fund

Statement of Changes in Net Assets

For the years ended December 31, 2013 and 2012

	2013	2012
Operations:
Net investment income (loss)	$(3,305,356)	$(1,266,142)
Net realized gain	78,897,743	54,277,755
Change in net unrealized appreciation	272,619,771	48,970,980
Net increase in net assets resulting from operations	348,212,158	101,982,593

Distributions to shareholders from net realized gains:
Class A	(33,978,435)	(16,950,006)
Class B	(851,482)	(605,656)
Class C	(4,781,730)	(2,355,135)
Class R	(6,849,268)	(3,499,424)
Class Y	(15,175,198)	(4,347,910)
Class R5	(11,125,015)	(5,650,612)
Class R6	(6,772,222)	(2,597,584)
Total distributions from net realized gains	(79,533,350)	(36,006,327)

Share transactions–net:
Class A	71,632,219	(5,137,198)
Class B	(2,923,413)	(6,327,463)
Class C	8,782,315	(1,717,888)
Class R	10,056,676	(3,637,921)
Class Y	118,928,712	41,323,516
Class R5	16,278,974	(47,528,336)
Class R6	25,488,696	72,351,379
Net increase in net assets resulting from share transactions	248,244,179	49,326,089
Net increase in net assets	516,922,987	115,302,355

Net assets:
Beginning of year	858,632,760	743,330,405
End of year (includes undistributed net investment income (loss) of $279,796 and $(168,635), respectively)	$1,375,555,747	$858,632,760

Notes to Financial Statements

December 31, 2013

NOTE 1—Significant Accounting Policies

Invesco Small Cap Equity Fund (the “Fund”) is a series portfolio of AIM Funds Group (Invesco Funds Group) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of four separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices

14                         Invesco Small Cap Equity Fund

furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

15                         Invesco Small Cap Equity Fund

E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

K.	Forward Foreign Currency Contracts — The Fund may enter into forward foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

16                         Invesco Small Cap Equity Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.745%
Next $250 million	0.73%
Next $500 million	0.715%
Next $1.5 billion	0.70%
Next $2.5 billion	0.685%
Next $2.5 billion	0.67%
Next $2.5 billion	0.655%
Over $10 billion	0.64%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2014, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2014. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least April 30, 2015, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2013, the Adviser waived advisory fees of $44,654.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2013, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended December 31, 2013, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2013, IDI advised the Fund that IDI retained $237,995 in front-end sales commissions from the sale of Class A shares and $172, $5,797 and $5,910 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

17                         Invesco Small Cap Equity Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of December 31, 2013, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2013, the Fund engaged in securities purchases of $41,884,264 and securities sales of $19,896,638, which resulted in net realized gains of $12,848,239.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2013, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $2,537.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

18                         Invesco Small Cap Equity Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2013 and 2012:

	2013	2012
Ordinary income	$3,097,814	$—
Long-term capital gain	76,435,536	36,006,327
Total distributions	$79,533,350	$36,006,327

Tax Components of Net Assets at Period-End:

2013
Undistributed ordinary income	$1,283,750
Undistributed long-term gain	7,341,678
Net unrealized appreciation — investments	443,164,524
Temporary book/tax differences	(199,395)
Shares of beneficial interest	923,965,190
Total net assets	$1,375,555,747

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in 8 tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of December 31, 2013.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2013 was $474,463,331 and $301,277,088, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$450,180,509
Aggregate unrealized (depreciation) of investment securities	(7,015,985)
Net unrealized appreciation of investment securities	$443,164,524

Cost of investments for tax purposes is $977,415,654.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses, on December 31, 2013, undistributed net investment income (loss) was increased by $3,753,787 and undistributed net realized gain was decreased by $3,753,787. This reclassification had no effect on the net assets of the Fund.

19                         Invesco Small Cap Equity Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended December 31,
	2013(a)		2012
	Shares	Amount	Shares	Amount
Sold:
Class A	9,471,807	$146,995,397	6,584,212	$86,038,583
Class B	80,690	1,115,997	90,920	1,079,403
Class C	1,251,931	17,235,530	655,445	7,708,762
Class R	2,248,483	33,312,865	2,481,300	31,444,184
Class Y	8,599,482	135,135,310	4,222,608	55,637,145
Class R5	3,979,577	63,634,781	4,030,956	54,953,834
Class R6(b)	2,461,390	40,217,835	4,979,690	71,044,307

Issued as reinvestment of dividends:
Class A	1,969,317	31,981,693	1,205,002	15,568,632
Class B	57,782	823,971	50,783	585,533
Class C	317,214	4,550,558	193,021	2,225,531
Class R	437,111	6,845,170	279,169	3,497,986
Class Y	750,020	12,367,836	273,655	3,579,411
Class R5	642,729	11,042,088	413,834	5,615,729
Class R6	393,734	6,772,222	191,280	2,597,584

Automatic conversion of Class B shares to Class A shares:
Class A	190,002	2,943,979	344,607	4,547,250
Class B	(213,896)	(2,943,979)	(382,774)	(4,547,250)

Reacquired:
Class A	(7,121,326)	(110,288,850)	(8,485,977)	(111,291,663)
Class B	(140,708)	(1,919,402)	(292,392)	(3,445,149)
Class C	(933,398)	(13,003,773)	(994,442)	(11,652,181)
Class R	(2,003,153)	(30,101,359)	(3,059,503)	(38,580,091)
Class Y	(1,784,637)	(28,574,434)	(1,363,022)	(17,893,040)
Class R5	(3,541,501)	(58,397,895)	(7,707,706)	(108,097,899)
Class R6	(1,293,464)	(21,501,361)	(92,206)	(1,290,512)
Net increase in share activity	15,819,186	$248,244,179	3,618,460	$49,326,089

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in aggregate own 30% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
In addition, 5% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are other mutual funds that are also advised by Invesco.
(b)	Commencement date of September 24, 2012.

20                         Invesco Small Cap Equity Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)		Net gains on securities (both realized and unrealized)	Total from investment operations	Distributions from net realized gains	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 12/31/13	$13.24	$(0.06)		$4.87	$4.81	$(1.05)	$17.00	36.68%	$586,779	1.29	%(d)	1.29	%(d)	(0.38	)%(d)	28%
Year ended 12/31/12	12.19	(0.03	)(e)	1.66	1.63	(0.58)	13.24	13.50	397,305	1.34		1.34		(0.21	)(e)	39
Year ended 12/31/11	12.24	(0.07)		0.02	(0.05)	—	12.19	(0.41)	369,938	1.35		1.35		(0.59)		42
Year ended 12/31/10	9.52	(0.04)		2.76	2.72	—	12.24	28.57	364,210	1.38		1.38		(0.41)		36
Year ended 12/31/09	7.91	(0.03)		1.64	1.61	—	9.52	20.35	273,744	1.52		1.52		(0.41)		40
Class B
Year ended 12/31/13	11.81	(0.15)		4.31	4.16	(1.05)	14.92	35.61	12,723	2.04	(d)	2.04	(d)	(1.13	)(d)	28
Year ended 12/31/12	11.01	(0.11	)(e)	1.49	1.38	(0.58)	11.81	12.68	12,620	2.09		2.09		(0.96	)(e)	39
Year ended 12/31/11	11.14	(0.15)		0.02	(0.13)	—	11.01	(1.17)	17,635	2.10		2.10		(1.34)		42
Year ended 12/31/10	8.73	(0.11)		2.52	2.41	—	11.14	27.61	31,908	2.13		2.13		(1.16)		36
Year ended 12/31/09	7.30	(0.09)		1.52	1.43	—	8.73	19.59	41,092	2.27		2.27		(1.16)		40
Class C
Year ended 12/31/13	11.81	(0.15)		4.31	4.16	(1.05)	14.92	35.62	72,662	2.04	(d)	2.04	(d)	(1.13	)(d)	28
Year ended 12/31/12	11.00	(0.11	)(e)	1.50	1.39	(0.58)	11.81	12.78	49,995	2.09		2.09		(0.96	)(e)	39
Year ended 12/31/11	11.14	(0.15)		0.01	(0.14)	—	11.00	(1.26)	48,204	2.10		2.10		(1.34)		42
Year ended 12/31/10	8.72	(0.11)		2.53	2.42	—	11.14	27.75	46,838	2.13		2.13		(1.16)		36
Year ended 12/31/09	7.30	(0.09)		1.51	1.42	—	8.72	19.45	40,466	2.27		2.27		(1.16)		40
Class R
Year ended 12/31/13	12.83	(0.09)		4.71	4.62	(1.05)	16.40	36.38	114,041	1.54	(d)	1.54	(d)	(0.63	)(d)	28
Year ended 12/31/12	11.85	(0.06	)(e)	1.62	1.56	(0.58)	12.83	13.30	80,486	1.59		1.59		(0.46	)(e)	39
Year ended 12/31/11	11.94	(0.10)		0.01	(0.09)	—	11.85	(0.75)	77,904	1.60		1.60		(0.84)		42
Year ended 12/31/10	9.30	(0.07)		2.71	2.64	—	11.94	28.39	76,136	1.63		1.63		(0.66)		36
Year ended 12/31/09	7.75	(0.05)		1.60	1.55	—	9.30	20.00	54,795	1.77		1.77		(0.66)		40
Class Y
Year ended 12/31/13	13.40	(0.02)		4.94	4.92	(1.05)	17.27	37.07	269,044	1.04	(d)	1.04	(d)	(0.13	)(d)	28
Year ended 12/31/12	12.30	0.01	(e)	1.67	1.68	(0.58)	13.40	13.79	107,440	1.09		1.09		0.04	(e)	39
Year ended 12/31/11	12.32	(0.04)		0.02	(0.02)	—	12.30	(0.16)	60,049	1.10		1.10		(0.34)		42
Year ended 12/31/10	9.56	(0.02)		2.78	2.76	—	12.32	28.87	25,875	1.13		1.13		(0.16)		36
Year ended 12/31/09	7.91	(0.01)		1.66	1.65	—	9.56	20.86	11,957	1.27		1.27		(0.16)		40
Class R5
Year ended 12/31/13	13.91	0.01		5.12	5.13	(1.05)	17.99	37.22	200,674	0.88	(d)	0.88	(d)	0.03	(d)	28
Year ended 12/31/12	12.72	0.03	(e)	1.74	1.77	(0.58)	13.91	14.04	140,110	0.88		0.88		0.25	(e)	39
Year ended 12/31/11	12.71	(0.01)		0.02	0.01	—	12.72	0.08	169,600	0.85		0.85		(0.09)		42
Year ended 12/31/10	9.83	0.01		2.87	2.88	—	12.71	29.30	121,641	0.89		0.89		0.08		36
Year ended 12/31/09	8.12	0.02		1.69	1.71	—	9.83	21.06	38,971	0.90		0.90		0.21		40
Class R6
Year ended 12/31/13	13.92	0.02		5.13	5.15	(1.05)	18.02	37.34	119,633	0.80	(d)	0.80	(d)	0.11	(d)	28
Year ended 12/31/12(f)	14.30	0.01	(e)	0.19	0.20	(0.58)	13.92	1.51	70,677	0.81	(g)	0.81	(g)	0.32	(e)(g)	39

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $490,071, $12,691, $61,926, $98,903, $184,560, $178,009 and $96,400 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets includes significant dividends received during the period. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the significant dividends are $(0.06) and (0.44)%, $(0.14) and (1.19)%, $(0.14) and (1.19)%, $(0.09) and (0.69)%, $(0.03) and (0.19)%, $0.00 and 0.02% and $0.00 and 0.09% for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Commencement date of September 24, 2012.
(g)	Annualized.

21                         Invesco Small Cap Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Funds Group (Invesco Funds Group)

and Shareholders of Invesco Small Cap Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Small Cap Equity Fund (one of the funds constituting AIM Funds Group (Invesco Funds Group), hereafter referred to as the “Fund”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 26, 2014

Houston, Texas

22                         Invesco Small Cap Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2013 through December 31, 2013.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (07/01/13)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/13)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/13)	Expenses Paid During Period[2]
A	$1,000.00	$1,193.70	$7.02	$1,018.80	$6.46	1.27%
B	1,000.00	1,189.00	11.15	1,015.02	10.26	2.02
C	1,000.00	1,189.10	11.15	1,015.02	10.26	2.02
R	1,000.00	1,192.70	8.40	1,017.54	7.73	1.52
Y	1,000.00	1,195.80	5.65	1,020.06	5.19	1.02
R5	1,000.00	1,195.90	4.87	1,020.77	4.48	0.88
R6	1,000.00	1,197.10	4.37	1,021.22	4.02	0.79

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2013 through December 31, 2013, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

23                         Invesco Small Cap Equity Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2013:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$76,435,536
Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Qualified Short-Term Gains	$3,097,814

24                         Invesco Small Cap Equity Fund

Trustees and Officers

The address of each trustee and officer is AIM Funds Group (Invesco Funds Group) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			123	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			123	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	136	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy
[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex because he and his firm currently provide legal services as legal counsel to such Funds.

T-1                         Invesco Small Cap Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1987	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	123	ACE Limited (insurance company); Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	136	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	123	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	123	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			123	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			123	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	123	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	123	None
Larry Soll — 1942 Trustee	2003	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	123	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	136	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	123	None

T-2                         Invesco Small Cap Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	1992

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

T-3                         Invesco Small Cap Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, Invesco Funds (Chicago), and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Small Cap Equity Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy

You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.

    Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.

    Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-01540 and 002-27334 SCE-AR-1 Invesco Distributors, Inc.

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is "independent" within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) to (d)

Fees Billed by PWC Related to the Registrant

PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2013	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2013 Pursuant to Waiver of Pre-Approval Requirement(1)	Fees Billed for Services Rendered to the Registrant for fiscal year end 2012	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2012 Pursuant to Waiver of Pre-Approval Requirement(1)

Audit Fees	$109,000	N/A	$139,900	N/A
Audit-Related Fees	$0	0%	$0	0%
Tax Fees(2)	$33,140	0%	$32,200	0%
All Other Fees	$0	0%	$0	0%

Total Fees	$142,140	0%	$172,100	0%

(g) PWC billed the Registrant aggregate non-audit fees of $33,140 for the fiscal year ended 2013, and $32,200 for the fiscal year ended 2012, for non-audit services rendered to the Registrant.

(1)

With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Tax fees for the fiscal year end December 31, 2013 includes fees billed for reviewing tax returns. Tax fees for fiscal year end December 31, 2012 includes fees billed for reviewing tax returns.

Fees Billed by PWC Related to Invesco and Invesco Affiliates

PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2013 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2013 Pursuant to Waiver of Pre- Approval Requirement(1)	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2012 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2012 Pursuant to Waiver of Pre- Approval Requirement(1)

Audit-Related Fees	$574,000	0%	$0	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$0	0%	$0	0%

Total Fees(2)	$574,000	0%	$0	0%

(1)

With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Audit-Related fees for the year end 2013 include fees billed related to reviewing controls at a service organization.

(g) Including the fees for services not required to be pre-approved by the registrant's audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $1,645,309 for the fiscal year ended 2013, and $0 for the fiscal year ended 2012, for non-audit services rendered to Invesco and Invesco Affiliates.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence.

(f) Not applicable.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees of

the Invesco Funds (the “Funds”)

Last Amended May 4, 2010

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

Delegation

The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.

Audit Services

The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:

1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:

a.

The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.

Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.

All Other Auditor Services

The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

—	Bookkeeping or other services related to the accounting records or financial statements of the audit client
—	Financial information systems design and implementation
—	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
—	Actuarial services
—	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

—	Management functions
—	Human resources
—	Broker-dealer, investment adviser, or investment banking services
—	Legal services
—	Expert services unrelated to the audit
—	Any service or product provided for a contingent fee or a commission
—	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance
—	Tax services for persons in financial reporting oversight roles at the Fund
—	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT
INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND
AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	As of February 12, 2014, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant's disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act"), as amended. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that, as of February 12, 2014, the Registrant's disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:         AIM Funds Group (Invesco Funds Group)

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date:	March 10, 2014

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date:	March 10, 2014

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer

Date:	March 10, 2014

EXHIBIT INDEX

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.